                                                                     EXHIBIT 4.2

                              THE KRYSTAL COMPANY

                    as Successor to T.K.C. Acquisition Corp.

                                      and

                            KRYSTAL AVIATION CO. and

                        KRYSTAL AVIATION MANAGEMENT CO.

                                 as Guarantors

______________________________________________________________________________

                          SUPPLEMENTAL INDENTURE No. 1

                         Dated as of September 26, 1997

                                       to

                                   INDENTURE

                         Dated as of September 26, 1997


______________________________________________________________________________


                             SUNTRUST BANK, ATLANTA

                                   AS TRUSTEE

          THIS SUPPLEMENTAL INDENTURE No. 1 (the "Supplemental Indenture") dated as of September 26, 1997 among The Krystal Company, a Tennessee corporation, as successor (the "Successor") to T.K.C. Acquisition Corp., a Tennessee corporation, as the Company, and Krystal Aviation Co., a Tennessee corporation and Krystal Aviation Management Co., a Tennessee corporation, as guarantors (the "Guarantors") and Suntrust Bank, Atlanta, a Georgia banking corporation, as Trustee.

                              W I T N E S S E T H:

          WHEREAS, there has previously been executed and delivered to the Trustee an Indenture (the "Indenture") dated as of September 26, 1997 among T.K.C. Acquisition Corp., as the Company and the Trustee, providing for the issuance of the Notes (as defined therein) of the Company;

          WHEREAS, pursuant to the terms of the Agreement and Plan of Merger, dated as of July 3, 1997, by and among T.K.C. Acquisition Corp., Port Royal Holdings, Inc., a Georgia corporation and 100% owner of T.K.C. Acquisition Corp. and The Krystal Company, T.K.C. Acquisition Corp. merged with and into The Krystal Company (the "Merger");

          WHEREAS, under the Indenture, the Company and the Trustee may enter into a supplemental indenture to evidence the succession of another person to the Company and the assumption by such successor of the covenants of the Company contained in the Indenture and in the Notes, which supplement, pursuant to
Section 9.01 of the Indenture, does not require the consent of the Holders of Notes;

          WHEREAS, under the Indenture, the Company and the Trustee may enter into a supplemental indenture to evidence the acknowledgment of a Subsidiary of the Company that it is a Guarantor for all purposes under the Indenture and the Notes, which supplement, pursuant to Section 9.01 of the Indenture, does not require the consent of the Holders of Notes;

          WHEREAS, the Successor wishes by this Supplemental Indenture to evidence its succession to the Company and its assumption of the covenants of the Company contained in the Indenture and the Notes;

          WHEREAS. the Guarantors wish by this Supplemental Indenture to evidence their assumption of all of the obligations of a Guarantor under the Indenture and the Notes; and

          WHEREAS, all acts and proceedings required by law and by the Indenture to constitute this Supplemental Indenture a valid and binding agreement for the uses and purposes set forth herein, in accordance with its terms, have been done and taken, and the execution and delivery of this Supplemental Indenture have been in all respects duly authorized by the Successor and the Guarantors;

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Successor, the Guarantors and the Trustee hereby agree as follows:

          1. The Successor hereby acknowledges and agrees that it has succeeded T.K.C. Acquisition Corp. as the Company under the Indenture and the Notes, and does hereby assume and agree to perform each and every covenant of the Company contained in the Indenture and the Notes and does otherwise agree to be bound by and subject to the terms and provisions of the Indenture and the Notes in each and every respect as if it had been initially named as the Company therein. Without in any way limiting the generality of the foregoing, the Successor hereby agrees to be liable for the due and punctual payment of principal (and premium, if any) and interest (and Additional Interest) on all of the Notes.

          2. Each Guarantor hereby acknowledges and agrees that it has assumed all of the obligations of a Guarantor under the Indenture and the Notes and does otherwise agree to be bound by and subject to the terms and provisions of the Indenture and the Notes in each and every respect as if each had been initially named as a Guarantor in the Indenture and the Notes.

          3. In order to further evidence the succession of the Successor to the Company, the Successor's assumption of the covenants of the Company under the Indenture and Notes and the assumption by the Guarantors of the obligations of a Guarantor under the Indenture and the Notes, the forms of Notes set forth in Exhibits A, B, C and D, respectively, to the Indenture are hereby amended by replacing, in their entirety, such forms of Notes with the forms of Notes set forth in Exhibits A, B, C and D, respectively, hereto. In exchange for the Initial Certificated Note outstanding under the Indenture, the Company shall issue, and the Trustee shall authenticate, a new Initial Global Note in accordance with Section 2.01(c) of the Indenture.

          4. The forms of transfer certificates and investment letters set forth in Exhibits E, F, G, H and I, respectively, to the Indenture are hereby amended by replacing, in their entirety, such certificates and letters with the forms of transfer certificates and investment letters set forth in Exhibits E, F, G, H and I, respectively, hereto.

          5. Each Guarantor hereby represents and warrants to the Trustee that as of the date hereof:

               a. each Guarantor is a corporation validly existing and in good standing under the laws of the State of Tennessee; and

               b. no Default or Event of Default will result from the Merger or the execution and delivery of this Supplemental Indenture.

          6. The Successor hereby represents and warrants to the Trustee that as of the date hereof:

               a. the Successor is a corporation validly existing and in good standing under the laws of the State of Tennessee; and

               b. no Default or Event of Default will result from the Merger or the execution and delivery of this Supplemental Indenture.

          6. As a condition to the entry into this Supplemental Indenture by the parties hereto, the Successor and the Guarantors herewith deliver to the Trustee an Opinion of Counsel (and in the case of subclause (a) below, an Officers' Certificate) to the effect that:

               a. this Supplemental Indenture is authorized or permitted by the Indenture and all conditions precedent to the execution, delivery and performance of this Supplemental Indenture have been satisfied;

               b. each of the Successor and each Guarantor has all necessary corporate power and authority to execute and deliver this Supplemental Indenture and the execution, delivery and performance of this Supplemental Indenture has been duly authorized by all necessary corporate action of the Successor and each Guarantor;

               c. the execution, delivery and performance of this Supplemental Indenture do not conflict with, or result in the breach of or constitute a default under any of the terms, conditions or provisions of (i) the Indenture,
(ii) the charter documents and by-laws of the Successor or either Guarantor or
(iii) any material agreement or instrument to which the Successor or either Guarantor is subject;

               d. the attorneys of the firm responsible for such matters writing such Opinion of Counsel do not have actual knowledge that the execution, delivery and performance of this Supplemental Indenture conflict with, or result in the breach of any of the terms, conditions or provisions of (i) any law or regulation applicable to the Successor or either Guarantor or (ii) any material order, writ, injunction or decree of any court or governmental instrumentality applicable to the Successor or either Guarantor;

               e. this Supplemental Indenture has been duly and validly executed and delivered by the Successor and each Guarantor and the Indenture together with this Supplemental Indenture constitutes a legal, valid and binding obligation of the Successor and each Guarantor enforceable against the Successor and each Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general equitable principles; and

               f. the Indenture together with this Supplemental Indenture complies with the Trust Indenture Act.

          7. For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires:
(i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words "herein," "hereof," and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not any particular Section of this Supplemental Indenture.

          8. The Trustee accepts the amendment to the Indenture effected by this Supplemental Indenture and agrees to execute the trust created by the Indenture, as hereby amended, but only upon the terms and conditions set forth in the Indenture, as hereby amended, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit the Trustee's liabilities in the performance of the trust created by the Indenture, as hereby amended, and, without limiting the generality of the foregoing, the Trustee has no responsibility for the correctness of the recitals of fact herein contained which shall be taken as the statements of the Successor and each Guarantor and makes no representations as to the validity or sufficiency of this Supplemental Indenture and shall incur no liability or responsibility in respect of the validity thereof.

          9. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

          10. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

          11. Any notice or communication required or permitted under the Indenture shall be given, as provided in Section 11.02 of the Indenture, and addressed if to the Company or any Guarantor: The Krystal Company, One Union Square, Chattanooga, Tennessee, 37402 Attention: Secretary.

          12. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.

          13. This Supplemental Indenture shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with such laws.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

                              THE KRYSTAL COMPANY

                              By  /s/ Philip H. Sanford
                                ---------------------------------------
                              Name:   Philip H. Sanford
                              Title:  Chief Executive Officer

                              KRYSTAL AVIATION CO.

                              By  /s/ Philip H. Sanford
                                ---------------------------------------
                              Name:   Philip H. Sanford
                              Title:  Chief Executive Officer

                              KRYSTAL AVIATION MANAGEMENT CO.

                              By  /s/ Philip H. Sanford
                                ---------------------------------------
                              Name:   Philip H. Sanford
                              Title:  Chief Executive Officer

                              SUNTRUST BANK, ATLANTA
                              as Trustee

                              By /s/ David M. Kaye
                                ---------------------------------------
                              Name:  David M. Kaye
                              Title: Group Vice President

                              By /s/ Sandra Thompson
                                ---------------------------------------
                              Name:
                              Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

                              THE KRYSTAL COMPANY

                              By  /s/ Philip H. Sanford
                                ---------------------------------------
                              Name:   Philip H. Sanford
                              Title:  Chief Executive Officer

                              KRYSTAL AVIATION CO.

                              By  /s/ Philip H. Sanford
                                ---------------------------------------
                              Name:   Philip H. Sanford
                              Title:  Chief Executive Officer

                              KRYSTAL AVIATION MANAGEMENT CO.

                              By  /s/ Philip H. Sanford
                                ---------------------------------------
                              Name:   Philip H. Sanford
                              Title:  Chief Executive Officer

                              SUNTRUST BANK, ATLANTA
                              as Trustee

                              By /s/ David M. Kaye
                                ---------------------------------------
                              Name:  David M. Kaye
                              Title: Group Vice President

                              By /s/ Sandra Thompson
                                ---------------------------------------
                              Name:
                              Title:

                                                                       EXHIBIT A
                          FORM OF INITIAL GLOBAL NOTE
                          ---------------------------

                          FACE OF INITIAL GLOBAL NOTE
                          ---------------------------

                              THE KRYSTAL COMPANY

No. __                                                   CUSIP No. 501148AA8

     THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO.

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN ACCORDANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (SUBJECT TO THE DELIVERY OF SUCH EVIDENCE, IF ANY, REQUIRED UNDER THE INDENTURE PURSUANT TO WHICH THIS NOTE IS ISSUED) AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE KRYSTAL COMPANY OR A SUCCESSOR THEREOF OR THE REGISTRAR FOR REGISTRATION OF TRANSFER OR EXCHANGE AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER ENTITY AS HAS BEEN REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS HAS BEEN REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFER OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION

     2.06 OF THE INDENTURE, DATED AS OF SEPTEMBER 26, 1997 AMONG TKC ACQUISITION CORP. ("TKC") AND SUNTRUST BANK, ATLANTA AS TRUSTEE, (AS SUPPLEMENTED BY SUPPLEMENTAL INDENTURE NO. 1 DATED AS OF SEPTEMBER 26, 1997 AMONG THE KRYSTAL COMPANY, AS THE SUCCESSOR TO TKC, KRYSTAL AVIATION CO. AND KRYSTAL AVIATION MANAGEMENT CO., AS GUARANTORS AND THE TRUSTEE) PURSUANT TO WHICH THIS NOTE WAS ISSUED.

                                  GLOBAL NOTE

                  REPRESENTING 101/4% SENIOR NOTES DUE 2007

     The Krystal Company, a Tennessee corporation, for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum indicated on Schedule A hereof, on October 1, 2007.

     Interest Payment Dates: April 1 and October 1, commencing April 1, 1998.

     Record Dates: March 15 and September 15.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

IN WITNESS WHEREOF, The Krystal Company has caused this Note to be duly executed under its corporate seal.

                                             THE KRYSTAL COMPANY

                                             By:______________________________
                                                Name:
                                                Title:


Attest:________________________

Dated:_________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

__________________________________
as Trustee, certifies that this is one of the Notes referred to in the Indenture.

By:________________________________
        Authorized Signatory

                      REVERSE SIDE OF INITIAL GLOBAL NOTE

                              THE KRYSTAL COMPANY

                                  GLOBAL NOTE

                  REPRESENTING 101/4% SENIOR NOTES DUE 2007

     1.   Indenture.
          ---------

          This Note is one of a duly authorized issue of debt securities of the Company (as defined below) designated as its "101/4% Senior Notes Due 2007" (herein called the "Notes") limited in aggregate principal amount to $100,000,000, issued under an indenture dated as of September 26, 1997 (as amended or supplemented from time to time, the "Indenture") between TKC Acquisition Corp. ("TKC") and SunTrust Bank, Atlanta as trustee (the "Trustee," which term includes any successor trustee under the Indenture). Pursuant to an agreement and plan of merger, dated as of July 3, 1997, by and among TKC, Port Royal Holdings, Inc. and The Krystal Company, TKC merged with and into The Krystal Company on September 26, 1997, and The Krystal Company became the surviving corporation (the "Merger"). Immediately following the Merger, The Krystal Company executed a supplemental indenture no. 1 ("Supplemental Indenture No. 1"), dated as of September 26, 1997, among The Krystal Company, as the successor to TKC, Krystal Aviation Co. and Krystal Aviation Management Co., as guarantors (the "Guarantors") and the Trustee, under which (i) The Krystal Company acknowledged and agreed that it had succeeded TKC as the Company under the Indenture and the Notes, agreed to perform each and every covenant of the Company contained in the Indenture and the Notes and agreed to be bound by and subject to the terms and provisions of the Indenture and the Notes in each and every respect as if it had been initially named as the Company in the Indenture and the Notes and (ii) each of the Guarantors assumed all of the obligations of a Guarantor under the Indenture and the Notes and agreed to be bound by and subject to the terms and provisions of the Indenture and the Notes in each and every respect as if each had been initially named as a Guarantor in the Indenture and the Notes. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code (S)(S) 77aaa-77bbb). The Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and such Act for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and each Holder and of the terms upon which the Notes are, and are to be, authenticated and delivered. The summary of the terms of this Note contained herein does not purport to be complete and is qualified by reference to the Indenture. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control. All capitalized terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

          The Indenture restricts, among other things, the Company's ability to incur additional indebtedness and issue preferred stock, pay dividends or make certain other restricted payments, incur liens, sell stock of Subsidiaries, apply net proceeds from certain asset sales, merge or consolidate with any other person, sell, assign, transfer, lease, convey or otherwise dispose of substantially all of the assets of the Company or enter into certain transactions with affiliates.

     2.   Principal and Interest.
          ----------------------

          The Krystal Company, a Tennessee corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay the principal amount set forth on Schedule A of this Note to the Holder hereof on October 1, 2007.

          The Company shall pay interest at a rate of 101/4% per annum, from September 26, 1997 or from the most recent Interest Payment Date thereafter to which interest has been paid or duly provided for, semiannually in arrears on April 1 and October 1 of each year, commencing on April 1, 1998, in cash, to the Holder hereof until the principal amount hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions provided in the Indenture, be paid to the Person in whose name this Note (or the Note in exchange or substitution for which this Note was issued) is registered at the close of business on the Record Date for interest payable on such Interest Payment Date. The Record Date for any interest payment is the close of business on March 15 or September 15, as the case may be, whether or not a Business Day, immediately preceding the Interest Payment Date on which such interest is payable. Any such interest not so punctually paid or duly provided for ("Defaulted Interest") shall forthwith cease to be payable to the Holder on such Record Date and shall be paid as provided in Section 2.11 of the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          Each payment of interest in respect of an Interest Payment Date will include interest accrued through the day before such Interest Payment Date. If an Interest Payment Date falls on a day that is not a Business Day, the interest payment to be made on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, and no additional interest will accrue as a result of such delayed payment.

          If this Note is exchanged in a Registered Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Exchange Note or Exchange Notes issued in exchange for this Note, shall be paid on the first Interest Payment Date for such Exchange Note or Exchange Notes to the Holder or Holders of such Exchange Note or Exchange Notes on the first Record Date with respect to such Exchange Note or Exchange Notes. If this Note is exchanged in a Registered Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to such Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note or Exchange Notes issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on such Record Date.

          To the extent lawful, the Company shall pay interest on overdue principal, overdue premium, Defaulted Interest and overdue Additional Interest (without regard to any applicable grace period) at the interest rate borne on this Note. The Company's obligation pursuant to the previous sentence shall apply whether such overdue amount is due at its Stated Maturity, as a result of the Company's obligations pursuant to Section 3.05, Section 4.07 or Section 4.08 of the Indenture, or otherwise.

     3.   Registration Rights, Additional Interest.
          ----------------------------------------

          The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated September 26, 1997, between TKC, as predecessor to the Company, and the Initial Purchaser (the "Registration Rights Agreement"), which agreement is attached to the Indenture as Exhibit J thereto. Such benefits include the right of the Holder to receive Additional Interest in the event of a failure on the part of the Company to comply with certain registration covenants, as provided in Section 4 of the Registration Rights Agreement.

     4.   Method of Payment.
          -----------------

          The Company, through the Paying Agent, shall pay interest on this Note to the registered Holder of this Note, as provided above. The Holder must surrender this Note to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest and Additional Interest, if any, in money of the United States of America that at the time of payment is legal tender for payment of all debts public and private. Principal, premium, if any, and interest and Additional Interest, if any, shall be paid by checks, mailed to the registered Holders at their registered addresses; provided that all payments with respect to Notes the Holders of which have given wire transfer instructions to the Company will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof.

     5.   Paying Agent and Registrar.
          --------------------------

          Initially, the Trustee will act as Paying Agent and Registrar under the Indenture. The Company may, upon written notice to the Trustee, appoint and change any Paying Agent or Registrar. The Company or any of its Affiliates may act as Paying Agent or Registrar; provided that if the Company or such Affiliate
                                  --------
is acting as Paying Agent, the Company or such Affiliate shall segregate all funds held by it as Paying Agent and hold them in trust for the benefit of the Holders or the Trustee.

     6.   Note Guarantees.
          ---------------

          This Note is initially entitled to the benefits of the Note Guarantees made by Krystal Aviation Co. and Krystal Aviation Management Co. pursuant to the Indenture, and may thereafter be entitled to Note Guarantees made by other Guarantors for the benefit of Holders of the Notes. Each present Guarantor has, and each future Guarantor will, irrevocably and unconditionally, jointly and severally, guarantee on a senior basis the punctual payment when due, whether at Stated Maturity, by acceleration, in connection with a Change of Control Offer, an

Asset Sale Offer or redemption, or otherwise, of all obligations of the Company under the Indenture and this Note, whether for payment of principal of, premium, if any, interest or Additional Interest, if any, on the Notes, expenses, indemnification or otherwise. A Guarantor shall be released from its Note Guarantee upon the terms and subject to the conditions set forth in the Indenture.

     7.   Redemption.
          ----------

          The Notes are not redeemable at the option of the Company prior to April 1, 2002. Thereafter, the Notes will be subject to redemption at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 calendar days' prior notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest thereon and Additional Interest, if any, to the applicable Redemption Date (subject to the right of each Holder of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date), if redeemed during the twelve-month period beginning April 1 of the years indicated below:

          YEAR                                  PERCENTAGE
          ----                                  ----------
          2002                                   105.125%
          2003                                   103.417%
          2004                                   101.708%
          2005 and thereafter                    100.000%

          Notwithstanding the foregoing, at any time prior to April 1, 2000, the Company, at its option, may redeem up to 35% of the aggregate principal amount of the Notes originally issued, in part, with the net proceeds of one or more Public Equity Offerings made by the Company or of a capital contribution made by the Parent to the common equity capital of the Company with the net proceeds of one or more Public Equity Offerings made by the Parent, at a redemption price equal to 110.25% of the aggregate principal amount thereof together with accrued and unpaid interest and Additional Interest, if any, to the date of the redemption payment; provided, however, that after such redemption the aggregate
                    --------  -------
principal amount of the Notes outstanding must equal at least 65% of the aggregate principal amount of the Notes originally issued and provided, further,
                                                              --------  -------
that such redemption shall occur within 60 days of the date of closing of such Public Equity Offering.

     8.   Notice of Redemption.
          --------------------

          At least 30 calendar days but not more than 60 calendar days before a Redemption Date, the Company shall send, or cause to be sent, a notice of redemption, by first-class mail, postage prepaid, to Holders of Notes to be redeemed at the addresses of such Holders as they appear in the Note Register.

          If less than all of the Notes are to be redeemed at any time, the Trustee shall select the Notes to be redeemed on a pro rata basis; provided that the Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Notes that have denominations larger than $1,000 (Notes in denominations of $1,000 or less may be redeemed only in whole). If any Note is redeemed subsequent to a Record Date with respect to any Interest Payment Date specified above and on or prior to such Interest Payment Date, then any accrued interest will be paid on such Interest Payment Date to the Holder of the Note on such Record Date. If money in an amount sufficient to pay the Redemption Price of all Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent on or before the applicable Redemption Date and certain other conditions are satisfied, interest on the Notes or portions thereof to be redeemed on the applicable Redemption Date will cease to accrue.

     9.   Repurchase at the Option of Holders upon Change of Control.
          ----------------------------------------------------------

          Upon the occurrence of a Change of Control, each Holder shall have the right in accordance with the terms hereof and the Indenture to require the Company to purchase such Holder's Notes, in whole or in part, in a principal amount that is an integral multiple of $1,000, pursuant to a Change of Control Offer, at a purchase price in cash equal to 101% of the principal amount of such Notes (or portions thereof) plus accrued and unpaid interest and Additional Interest, if any, to the Change of Control Payment Date.

          Within 30 calendar days after the date of any Change of Control, the Company shall send, or cause to be sent, by first-class mail, postage prepaid, a notice regarding the Change of Control Offer to each Holder. The Holder of this Note may elect to have this Note or a portion hereof in an authorized denomination purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below and tendering this Note pursuant to the Change of Control Offer. Unless the Company defaults in the payment of the Change of Control Purchase Price with respect thereto, all Notes or portions thereof accepted for payment pursuant to the Change of Control Offer will cease to accrue interest from and after the Change of Control Payment Date.

     10.  Repurchase at the Option of Holders upon Asset Sale.
          ---------------------------------------------------

          If at any time the Company or any Subsidiary engages in any Asset Sale, as a result of which the aggregate amount of Excess Proceeds exceeds $5.0 million, the Company shall, within 30 calendar days of the date the amount of Excess Proceeds exceeds $5.0 million, use the then-existing Excess Proceeds to make an offer to purchase from all Holders of Notes, on a pro rata basis, Notes in an aggregate principal amount equal in amount to the then-existing Excess Proceeds, at a purchase price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon and Additional Interest, if any, to the Asset Sale Purchase Date. Upon completion of an Asset Sale Offer (including payment of the Asset Sale Purchase Price for accepted Notes), any surplus Excess Proceeds that were the subject of such offer shall cease to be Excess Proceeds, and the Company may then use such amounts for general corporate purposes.

          Within 30 calendar days of the date the amount of Excess Proceeds exceeds $5.0 million, the Company shall send, or cause to be sent, by first-class mail, postage prepaid, a notice regarding the Asset Sale Offer to each Holder. The Holder of this Note may elect to have this Note or a portion hereof in an authorized denomination purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below and tendering this Note pursuant to the

Asset Sale Offer. Unless the Company defaults in the payment of the Asset Sale Purchase Price with respect thereto, all Notes or portions thereof selected for payment pursuant to the Asset Sale Offer will cease to accrue interest from and after the Asset Sale Purchase Date.

     11.  The Global Note.
          ---------------

          So long as this Global Note is registered in the name of the Depository or its nominee, members of, or participants in, the Depository ("Agent Members") shall have no rights under the Indenture with respect to this Global Note held on their behalf by the Depository or the Trustee as its custodian, and the Depository may be treated by the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors, or the Trustee as the absolute owner of this Global Note for all purposes. Notwithstanding the foregoing, nothing herein shall (i) prevent the Company, the Guarantors, the Trustee or any agent of the Company, the Guarantors or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depository or (ii) impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder.

          The Holder of this Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests in this Global Note through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

          Whenever, as a result of optional redemption by the Company, a Change of Control Offer, an Asset Sale Offer, a Registered Exchange Offer or an exchange for Certificated Notes, this Global Note is redeemed, repurchased or exchanged in part, this Global Note shall be surrendered by the Holder thereof to the Trustee who shall cause an adjustment to be made to Schedule A hereof so that the principal amount of this Global Note will be equal to the portion not redeemed, repurchased or exchanged and shall thereafter return this Global Note to such Holder; provided that this Global Note shall be in a principal amount of
                --------
$1,000 or an integral multiple of $1,000.

     12.  The Registered Exchange Offer.
          -----------------------------

          Any Initial Notes represented by this Global Note that are presented to the Registrar for exchange pursuant to the Registered Exchange Offer (as defined in the Registration Rights Agreement) shall be exchanged for a Global Note representing Exchange Notes s of equal principal amount upon surrender of this Global Note to the Registrar in accordance with the terms of the Registered Exchange Offer and the Indenture.

     13.  Transfer and Exchange.
          ---------------------

          The transfer of this Note is subject to certain restrictions, including those to which reference is made in the Private Placement Legend. A Holder may transfer or exchange Notes as provided in the Indenture and subject to certain limitations therein set forth. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes, fees and expenses required by law or permitted by the Indenture.

     14.  Denominations.
          -------------

          The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof of principal amount.

     15.  Discharge and Defeasance.
          ------------------------

          Subject to certain conditions, the Company may, at any time, terminate some or all of the obligations of the Company and each Guarantor, under the Notes, each Note Guarantee and the Indenture if the Company irrevocably deposits in trust with the Trustee cash or U.S. Government Obligations for the payment of principal, premium, if any, interest and Additional Interest, if any, on the Notes to redemption or maturity, as the case may be.

     16.  Amendment, Waiver.
          -----------------

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes (which consent may, but need not, be given in connection with any tender offer or exchange offer for the Notes) and (ii) any Default and its consequences may be waived with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Notes (i) to evidence the succession of another Person to the Company and the assumption by such successor of the covenants of the Company under the Indenture and contained in the Notes; (ii) to add to the covenants of the Company, for the benefit of the Holders of all of the Notes, or to surrender any right or power conferred on the Company under the Indenture;
(iii) to add any additional Events of Default; (iv) to provide for uncertificated Notes in addition to or in place of Certificated Notes; (v) to evidence and provide for the acceptance of appointment under the Indenture of a successor Trustee; (vi) to secure the Notes; (vii) to cure any ambiguity in the Indenture, or to correct or supplement any provision in the Indenture which may be inconsistent with any other provision therein or to add any other provisions with respect to matters or questions arising under the Indenture, provided that such actions shall not adversely affect the interests of the Holders of Notes in any material respect; (viii) to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act; or (ix) to evidence the agreement or acknowledgment of a Subsidiary that it is a Guarantor for all purposes under the Indenture (including, without limitation, Article X thereof).

     17.  Defaults and Remedies.
          ---------------------

          Under the Indenture, Events of Default include: (i) a default for 30 days in the payment when due of interest on, or Additional Interest with respect to, the Notes; (ii) default in payment when due of the principal of or premium, if any, on the Notes; (iii) failure by the Company to observe or perform certain covenants, conditions, agreements or other provisions of the Indenture or this Note (and, in the case of certain covenants, agreements or other provisions, such failure has continued for 60 calendar days after written notice by the Trustee or the Holders of at least 25% in principal amount of the Notes); (iv) default in the payment of Indebtedness of the Company or any of its Subsidiaries at its final maturity or acceleration of such Indebtedness in an amount in excess of $5.0 million in the aggregate; (v) certain events of bankruptcy or insolvency with respect to the Company or any of its Subsidiaries; (vi) certain undischarged judgments in excess of $5.0 million in the aggregate; or (vii) the Note Guarantee of any Guarantor being held in any judicial proceeding to be unenforceable or invalid or ceasing for any reason to be in full force and effect (other than in accordance with the terms of the Indenture) or any Guarantor or any Person acting on behalf of any Guarantor denying or disaffirming the Note Guarantee of such Guarantor.

          If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes, subject to certain limitations, may declare all the Notes to be immediately due and payable. Certain events of bankruptcy or insolvency shall result in the Notes being immediately due and payable upon the occurrence of such Events of Default without any further act of the Trustee or any Holder.

          Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Notes may direct the Trustee in its exercise of any trust or power under the Indenture. The Holders of a majority in principal amount of the then outstanding Notes, by written notice to the Trustee and the Company, may rescind any declaration of acceleration and its consequences if the rescission would not conflict with any judgment or decree, and if all existing Events of Default have been cured or waived, except nonpayment of principal, interest, premium or Additional Interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

     18.  Individual Rights of Trustee.
          ----------------------------

          Subject to certain limitations imposed by the Trust Indenture Act, the Trustee or any Paying Agent or Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, the Guarantors or its or their Affiliates with the same rights it would have if it were not Trustee, Paying Agent or Registrar, as the case may be, under the Indenture.

     19.  No Recourse Against Certain Others.
          ----------------------------------

          No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any such Guarantor under the Notes, the Note Guarantees or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation, solely by reason of its status as a director, officer, employee, incorporator or stockholder of the Company or any such Guarantor. By accepting a Note, each Holder waives and releases all such liability (but only such liability) as part of the consideration for issuance of such Note to such Holder.

     20.  Authentication.
          --------------
          This Note shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on the other side of this Note.

     21.  Abbreviations.
          -------------

          Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors
Act).

     22.  CUSIP Numbers.
          -------------

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders of Notes. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     23.  Governing Law.
          -------------

          THE INDENTURE, ANY NOTE GUARANTEES AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

          The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Note. Requests may be made to:

          The Krystal Company
          One Union Square
          Chattanooga, TN  37402
          Attention:  Secretary

                                  SCHEDULE A

                         SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount at maturity of this Note shall be $100,000,000. The following decreases/increase in the principal amount in denominations of $1,000 or integral multiples thereof at maturity of this Note have been made:

                                                                   Total Principal
                         Decrease in          Increase in          Amount at            Notation
Date of                  Principal            Following such       Maturity             Made by
Decrease/                Amount at            Amount at            Decrease/            or on Behalf of
Increase                 Maturity             Maturity             Increase             Trustee
--------                 --------             --------             --------             -------
_____________           _____________        _____________        _____________        _____________
_____________           _____________        _____________        _____________        _____________
_____________           _____________        _____________        _____________        _____________
_____________           _____________        _____________        _____________        _____________
_____________           _____________        _____________        _____________        _____________
_____________           _____________        _____________        _____________        _____________
_____________           _____________        _____________        _____________        _____________
_____________           _____________        _____________        _____________        _____________
_____________           _____________        _____________        _____________        _____________
_____________           _____________        _____________        _____________        _____________
_____________           _____________        _____________        _____________        _____________
_____________           _____________        _____________        _____________        _____________
_____________           _____________        _____________        _____________        _____________
_____________           _____________        _____________        _____________        _____________
_____________           _____________        _____________        _____________        _____________
_____________           _____________        _____________        _____________        _____________
_____________           _____________        _____________        _____________        _____________
_____________           _____________        _____________        _____________        _____________
_____________           _____________        _____________        _____________        _____________

                                  ASSIGNMENT

                   (To be executed by the registered Holder
                 if such Holder desires to transfer this Note)

FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAX IDENTIFYING NUMBER OF TRANSFEREE

--------------------------------------

--------------------------------------


________________________________________________________________________________
                 (Please print name and address of transferee)


________________________________________________________________________________

this Note, together with all right, title and interest herein, and does hereby irrevocably constitute and appoint _________________________________ Attorney to transfer this Note on the Security Register, with full power of substitution.

Dated:  ________________

______________________________               ___________________________________
Signature of Holder                          Signature Guaranteed:

NOTICE: The signature to the foregoing Assignment must correspond to the Name as written upon the face of this Note in every particular, without alteration or any change whatsoever.

                      OPTION OF HOLDER TO ELECT PURCHASE

                            (check as appropriate)

[_]  In connection with the Change of Control Offer made pursuant to
     Section 4.07 of the Indenture, the undersigned hereby elects to have

     [_]  the entire principal amount

     [_] $_______________ ($1,000 in principal amount or an integral multiple thereof) of this Note repurchased by the Company. The undersigned hereby directs the Trustee or Paying Agent to pay it or __________________________ an amount in cash equal to 101% of the principal amount indicated in the preceding sentence plus accrued and unpaid interest and Additional Interest thereon, if any, to the Change of Control Payment Date.

[_]  In connection with the Asset Sale Offer made pursuant to Section
     4.08 of the Indenture, the undersigned hereby elects to have

     [_]  the entire principal amount

     [_] $________________ ($1,000 in principal amount or an integral multiple thereof) of this Note repurchased by the Company. The undersigned hereby directs the Trustee or Paying Agent to pay it or ____________________________ an amount in cash equal to 100% of the principal amount indicated in the preceding sentence plus accrued and unpaid interest and Additional Interest thereon, if any, to the Asset Sale Purchase Date.

Dated:  ________________

_______________________________              ___________________________________
Signature of Holder                          Signature Guaranteed:

NOTICE: The signature to the foregoing must correspond to the Name as written upon the face of this Note in every particular, without alteration or any change whatsoever.

                                                                 `    EXHIBIT B

                       FORM OF INITIAL CERTIFICATED NOTE
                       ---------------------------------

                       FACE OF INITIAL CERTIFICATED NOTE
                       ---------------------------------

                              THE KRYSTAL COMPANY

No.____                                                     CUSIP No. _________

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT'), AND THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN ACCORDANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (SUBJECT TO THE DELIVERY OF SUCH EVIDENCE, IF ANY, REQUIRED UNDER THE INDENTURE PURSUANT TO WHICH THIS NOTE IS ISSUED) AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

                          101/4% SENIOR NOTE DUE 2007
                          ---------------------------

          The Krystal Company, a Tennessee corporation, for value received, hereby promises to pay to __________, or its registered assigns, the principal amount of ________, on October 1, 2007.

          Interest Payment Dates: April 1 and October 1, commencing April 1,
1998.

          Record Dates:  March 15 and September 15.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

          IN WITNESS WHEREOF, The Krystal Company has caused this Note to be duly executed under its corporate seal.

                                             THE KRYSTAL COMPANY

                                             By:______________________________
                                                Name:
                                                Title:


Attest:___________________________

Dated: ___________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION


____________________________________________________
      as Trustee, certifies that this is one of the Notes referred to in the Indenture.

By:_______________________________
      Authorized Signatory

                   REVERSE SIDE OF INITIAL CERTIFICATED NOTE

                              THE KRYSTAL COMPANY

                          101/4% SENIOR NOTE DUE 2007

     1.  Indenture.
         ---------

         This Note is one of a duly authorized issue of debt securities of the Company (as defined below) designated as its "101/4% Senior Notes Due 2007" (herein called the "Notes") limited in aggregate principal amount to $100,000,000, issued under an indenture dated as of September 26, 1997 (as amended or supplemented from time to time, the "Indenture") between TKC Acquisition Corp. ("TKC") and SunTrust Bank, Atlanta, as trustee (the "Trustee," which term includes any successor trustee under the Indenture). Pursuant to an agreement and plan of merger, dated as of July 3, 1997, by and among TKC, Port Royal Holdings, Inc. and The Krystal Company, TKC merged with and into The Krystal Company on September 26, 1997, and The Krystal Company became the surviving corporation (the "Merger"). Immediately following the Merger, The Krystal Company executed a supplemental indenture no. 1 ("Supplemental Indenture No. 1"), dated as of September 26, 1997, among The Krystal Company, as the successor to TKC, Krystal Aviation Co. and Krystal Aviation Management Co., as guarantors (the "Guarantors") and the Trustee, under which (i) The Krystal Company acknowledged and agreed that it had succeeded TKC as the Company under the Indenture and the Notes, agreed to perform each and every covenant of the Company contained in the Indenture and the Notes and agreed to be bound by and subject to the terms and provisions of the Indenture and the Notes in each and every respect as if it had been initially named as the Company in the Indenture and the Notes and (ii) each of the Guarantors assumed all of the obligations of a Guarantor under the Indenture and the Notes and agreed to be bound by and subject to the terms and provisions of the Indenture and the Notes in each and every respect as if each had been initially named as a Guarantor in the Indenture and the Notes. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code (S)(S) 77aaa-77bbb). The Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and such Act for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and each Holder and of the terms upon which the Notes are, and are to be, authenticated and delivered. The summary of the terms of this Note contained herein does not purport to be complete and is qualified by reference to the Indenture. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control. All capitalized terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

         The Indenture restricts, among other things, the Company's ability to incur additional indebtedness and issue preferred stock, pay dividends or make certain other restricted payments, incur liens, sell stock of Subsidiaries, apply net proceeds from certain asset sales, merge or consolidate with any other person, sell, assign, transfer, lease, convey or otherwise dispose of substantially all of the assets of the Company and enter into certain transactions with affiliates.

     2.  Principal and Interest.
         ----------------------

         The Krystal Company, a Tennessee corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay the principal amount of ______ to the Holder hereof on October 1, 2007.

         The Company shall pay interest at a rate of 101/4% per annum, from September 26, 1997 or from the most recent Interest Payment Date thereafter to which interest has been paid or duly provided for, semiannually in arrears on April 1 and October 1 of each year, commencing on April 1, 1998, in cash, to the Holder hereof until the principal amount hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions provided in the Indenture, be paid to the Person in whose name this Note (or the Note in exchange or substitution for which this Note was issued) is registered at the close of business on the Record Date for interest payable on such Interest Payment Date. The Record Date for any interest payment is the close of business on March 15 or September 15, as the case may be, whether or not a Business Day, immediately preceding the Interest Payment Date on which such interest is payable. Any such interest not so punctually paid or duly provided for ("Defaulted Interest") shall forthwith cease to be payable to the Holder on such Record Date and shall be paid as provided in Section 2.11 of the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         Each payment of interest in respect of an Interest Payment Date will include interest accrued through the day before such Interest Payment Date. If an Interest Payment Date falls on a day that is not a Business Day, the interest payment to be made on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, and no additional interest will accrue as a result of such delayed payment.

         If this Note is exchanged in a Registered Exchange Offer, prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Exchange Note or Exchange Notes issued in exchange for this Note, shall be paid on the first Interest Payment Date for such Exchange Note or Exchange Notes to the Holder or Holders of such Exchange Note or Exchange Notes on the first Record Date with respect to such Exchange Note or Exchange Notes. If this Note is exchanged in a Registered Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to such Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note or Exchange Notes issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on such Record Date.

         To the extent lawful, the Company shall pay interest on overdue principal, overdue premium, Defaulted Interest and overdue Additional Interest (without regard to any applicable grace period) at the interest rate borne on this Note. The Company's obligation pursuant to the previous sentence shall apply whether such overdue amount is due at its Stated Maturity, as a result of the Company's obligations pursuant to Section 3.05, Section 4.07 or
Section 4.08 of the Indenture, or otherwise.

     3.  Registration Rights, Additional Interest.
         ----------------------------------------

         The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated September 26, 1997, between TKC, as the predecessor to the Company, and the Initial Purchaser (the "Registration Rights Agreement"), which agreement is attached to the Indenture as Exhibit J thereto. Such benefits include the right of the Holder to receive Additional Interest in the event of a failure on the part of the Company to comply with certain registration covenants, as provided in Section 4 of the Registration Rights Agreement .

     4.  Method of Payment.
         -----------------

         The Company, through the Paying Agent, shall pay interest on this Note to the registered Holder of this Note, as provided above. The Holder must surrender this Note to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest and Additional Interest, if any, in money of the United States of America that at the time of payment is legal tender for payment of all debts public and private. Principal, premium, if any, and interest and Additional Interest, if any, shall be paid by check, mailed to the registered Holders at their registered addresses; provided that all payments with respect to Notes that the Holders of which have given wire transfer instructions to the Company, will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof.

     5.  Paying Agent and Registrar.
         --------------------------

         Initially, the Trustee will act as Paying Agent and Registrar under the Indenture. The Company may, upon written notice to the Trustee, appoint and change any Paying Agent or Registrar. The Company or any of its Affiliates may act as Paying Agent or Registrar; provided that if the Company or such Affiliate
                                  --------
is acting as Paying Agent, the Company or such Affiliate shall segregate all funds held by it as Paying Agent and hold them in trust for the benefit of the Holders or the Trustee.

     6.  Note Guarantees.
         ---------------

         This Note is initially entitled to the benefits of the Note Guarantees made by Krystal Aviation Co. and Krystal Aviation Management Co. pursuant to the Indenture, and may thereafter be entitled to Note Guarantees made by other Guarantors for the benefit of the Holders of the Notes. Each present Guarantor has, and each future Guarantor will, irrevocably and unconditionally, jointly and severally, guarantee on a senior basis the punctual payment when due, whether at Stated Maturity, by acceleration, in connection with a Change of Control Offer, an Asset Sale Offer or redemption, or otherwise, of all obligations of the Company under the Indenture and this Note, whether for payment of principal of, premium, if any, interest or Additional Interest, if any, on the Notes, expenses, indemnification or otherwise. A Guarantor shall be released from its Note Guarantee upon the terms and subject to the conditions set forth in the Indenture.

     7.  Redemption.
         ----------

         The Notes are not redeemable at the option of the Company prior to April 1, 2002. Thereafter, the Notes will be subject to redemption at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 calendar days' prior notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest thereon, and Additional Interest, if any, to the applicable Redemption Date (subject to the right of each Holder of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date), if redeemed during the twelve-month period beginning April 1 of the years indicated below:

         YEAR                            Percentage
         ----                            ----------
         2002                                 105.125%
         2003                                 103.417%
         2004                                 101.708%
         2005 and thereafter                  100.000%

         Notwithstanding the foregoing, at any time prior to April 1, 2000, the Company, at its option, may redeem up to 35% of the aggregate principal amount of the Notes originally issued, in part, with the net proceeds of one or more Public Equity Offerings made by the Company or of a capital contribution made by the Parent to the common equity capital of the Company with the net proceeds of one or more Public Equity Offerings made by the Parent, at a redemption price equal to 110.25% of the aggregate principal amount thereof together with accrued and unpaid interest and Additional Interest, if any, to the date of the redemption payment; provided, however, that after such redemption, the aggregate
                    --------  -------
principal amount of the Notes outstanding must equal at least 65% of the aggregate principal amount of the Notes originally issued and provided, further,
                                                              --------  -------
that such redemption shall occur within 60 days of the date of closing such Public Equity Offering.

     8.  Notice of Redemption.
         --------------------

         At least 30 calendar days but not more than 60 calendar days before a Redemption Date, the Company shall send, or cause to be sent, a notice of redemption, by first-class mail, postage prepaid, to Holders of Notes to be redeemed at the addresses of such Holders as they appear in the Note Register.

         If less than all of the Notes are to be redeemed at any time, the Trustee shall select the Notes to be redeemed on a pro rata basis; provided that the Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Notes that have denominations larger than $1,000 (Notes in denominations of $1,000 or less may be redeemed only in whole). If any Note is redeemed subsequent to a Record Date with respect to any Interest Payment Date specified above and on or prior to such Interest Payment Date, then any accrued interest will be paid on such Interest Payment Date to the Holder of the Note on such Record

Date. If money in an amount sufficient to pay the Redemption Price of all Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent on or before the applicable Redemption Date and certain other conditions are satisfied, interest on the Notes or portions thereof to be redeemed on the applicable Redemption Date will cease to accrue.

     9.  Repurchase at the Option of Holders upon Change of Control.
         ----------------------------------------------------------

         Upon the occurrence of a Change of Control, each Holder shall have the right in accordance with the terms hereof and the Indenture to require the Company to purchase such Holder's Notes, in whole or in part, in a principal amount that is an integral multiple of $1,000, pursuant to a Change of Control Offer, at a purchase price in cash equal to 101% of the principal amount of such Notes (or portions thereof) plus accrued and unpaid interest and Additional Interest, if any, to the Change of Control Payment Date.

         Within 30 calendar days after the date of any Change of Control, the Company shall send, or cause to be sent, by first-class mail, postage prepaid, a notice regarding the Change of Control Offer to each Holder. The Holder of this Note may elect to have this Note or a portion hereof in an authorized denomination purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below and tendering this Note pursuant to the Change of Control Offer. Unless the Company defaults in the payment of the Change of Control Purchase Price with respect thereto, all Notes or portions thereof accepted for payment pursuant to the Change of Control Offer will cease to accrue interest from and after the Change of Control Payment Date.

     10. Repurchase at the Option of Holders upon Asset Sale.
         ---------------------------------------------------

         If at any time the Company or any Subsidiary engages in any Asset Sale, as a result of which the aggregate amount of Excess Proceeds exceeds $5.0 million, the Company shall, within 30 calendar days of the date the amount of Excess Proceeds exceeds $5.0 million, use the then-existing Excess Proceeds to make an offer to purchase from all Holders of Notes, on a pro rata basis, Notes in an aggregate principal amount equal in amount to the then-existing Excess Proceeds, at a purchase price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon and Additional Interest, if any, to the Asset Sale Purchase Date. Upon completion of an Asset Sale Offer (including payment of the Asset Sale Purchase Price for accepted Notes), any surplus Excess Proceeds that were the subject of such offer shall cease to be Excess Proceeds, and the Company may then use such amounts for general corporate purposes. Within 30 calendar days of the date the amount of Excess Proceeds exceeds $5.0 million, the Company shall send, or cause to be sent, by first-class mail, postage prepaid, a notice regarding the Asset Sale Offer to each Holder. The Holder of this Note may elect to have this Note or a portion hereof in an authorized denomination purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below and tendering this Note pursuant to the Asset Sale Offer. Unless the Company defaults in the payment of the Asset Sale Purchase Price with respect thereto, all Notes or portions thereof selected for payment pursuant to the Asset Sale Offer will cease to accrue interest from and after the Asset Sale Purchase Date.

     11.  The Registered Exchange Offer.
          -----------------------------

          Any Initial Notes (including this Note) that are presented to the Registrar for exchange pursuant to the Registered Exchange Offer (as defined in the Registration Rights Agreement) shall be exchanged for Exchange Notes of equal principal amount upon surrender of such Notes to the Registrar in accordance with the terms of the Registered Exchange Offer and the Indenture.

     12.  Transfer and Exchange.
          ---------------------

          The transfer of this Note is subject to certain restrictions, including those to which reference is made in the Private Placement Legend. A Holder may transfer or exchange Notes as provided in the Indenture and subject to certain limitations therein set forth. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes, fees and expenses required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of Certificated Notes or portions thereof selected for redemption (except, in the case of a Certificated Note to be redeemed in part, the portion of such Certificated Note not to be redeemed) or any Certificated Notes for a period of 15 calendar days before a selection of Notes to be redeemed.

     13.  Denominations.
          -------------

          The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof of principal amount; provided that Initial Certificated Notes originally purchased by or transferred to Institutional Accredited Investors shall be subject to a minimum denomination of $250,000.

     14.  Discharge and Defeasance.
          ------------------------

          Subject to certain conditions, the Company may, at any time, terminate some or all of the obligations of the Company and each Guarantor under the Notes, each Note Guarantee and the Indenture if the Company irrevocably deposits in trust with the Trustee cash or U.S. Government Obligations for the payment of principal, premium, if any, interest and Additional Interest, if any, on the Notes to redemption or maturity, as the case may be.

     15.  Amendment;Waiver.
          ----------------

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes (which consent may, but need not, be given in connection with any tender offer or exchange offer for the Notes) and (ii) any Default and its consequences may be waived with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Notes (i) to evidence the succession of another Person to the Company and the assumption by such successor of the covenants of the Company under the Indenture and contained in the Notes; (ii) to add to the covenants of the Company, for the benefit of the Holders of all of the Notes, or to surrender any right or power conferred on the Company under the Indenture; (iii) to add any additional Events of Default; (iv) to provide for uncertificated Notes in addition to or in place of Certificated Notes; (v) to evidence and provide for the acceptance of appointment under the Indenture of a successor Trustee; (vi) to secure the Notes; (vii) to cure any ambiguity in the Indenture, or to correct or supplement any provision in the Indenture which may be inconsistent with any other provision therein or to add any other provisions with respect to matters or questions arising under the Indenture, provided that such actions shall not adversely affect the interests of the Holders of Notes in any material respect;
(viii) to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act; or
(ix) to evidence the agreement or acknowledgment of a Subsidiary that it is a Guarantor for all purposes under the Indenture (including, without limitation, Article X thereof).

     16.  Defaults and Remedies.
          ---------------------

          Under the Indenture, Events of Default include: (i) a default for 30 days in the payment when due of interest on, or Additional Interest with respect to, the Notes; (ii) default in payment when due of the principal of or premium, if any, on the Notes; (iii) failure by the Company to observe or perform certain covenants, conditions, agreements or other provisions of the Indenture or this Note (and, in the case of certain covenants, agreements or other provisions, such failure has continued for 60 calendar days after written notice by the Trustee or the Holders of at least 25% in principal amount of the Notes); (iv) default in the payment of Indebtedness of the Company or any of its Subsidiaries at its final maturity or acceleration of such Indebtedness in an amount in excess of $5.0 million in the aggregate; (v) certain events of bankruptcy or insolvency with respect to the Company or any of its Subsidiaries; (vi) certain undischarged judgments in excess of $5.0 million in the aggregate; or (vii) the Note Guarantee of any Guarantor being held in any judicial proceeding to be unenforceable or invalid or ceasing for any reason to be in full force and effect (other than in accordance with the terms of the Indenture) or any Guarantor or any Person acting on behalf of any Guarantor denying or disaffirming the Note Guarantee of such Guarantor.

          If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes, subject to certain limitations, may declare all the Notes to be immediately due and payable. Certain events of bankruptcy or insolvency shall result in the Notes being immediately due and payable upon the occurrence of such Events of Default without any further act of the Trustee or any Holder.

          Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Notes may direct the Trustee in its exercise of any trust or power under the Indenture. The Holders of a majority in principal amount of the then outstanding Notes, by written notice to the Trustee and the Company, may rescind any declaration of acceleration and its consequences if the rescission would not conflict with any judgment or decree, and if all existing Events of Default have been cured or waived, except nonpayment of principal, interest, premium or Additional Interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

     17.  Individual Rights of Trustee.
          ----------------------------

          Subject to certain limitations imposed by the Trust Indenture Act, the Trustee or any Paying Agent or Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, the Guarantors or its or their Affiliates with the same rights it would have if it were not Trustee, Paying Agent or Registrar, as the case may be, under the Indenture.

     18.  No Recourse Against Certain Others.
          ----------------------------------

          No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any such Guarantor under the Notes, the Note Guarantees or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation, solely by reason of its status as a director, officer, employee, incorporator or stockholder of the Company or any such Guarantor. By accepting a Note, each Holder waives and releases all such liability (but only such liability) as part of the consideration for issuance of such Note to such Holder.

     19.  Authentication.
          --------------

          This Note shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on the other side of this Note.

     20.  Abbreviations.
          -------------

          Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors
Act).

     21.  CUSIP Numbers.
          -------------

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders of Notes. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

     22.  Governing Law.
          -------------

          THE INDENTURE, ANY NOTE GUARANTEES AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

          The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Note. Requests may be made to:

     The Krystal Company
     One Union Square
     Chattanooga, TN  37402
     Attention:  Secretary

                                   ASSIGNMENT

                    (To be executed by the registered Holder
                  if such Holder desires to transfer this Note)

FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAX IDENTIFYING NUMBER OF TRANSFEREE

--------------------------------------


--------------------------------------


________________________________________________________________________________
                 (Please print name and address of transferee)


________________________________________________________________________________

this Note, together with all right, title and interest herein, and does hereby irrevocably constitute and appoint _________________________________ Attorney to transfer this Note on the Security Register, with full power of substitution.

Dated:  ________________

___________________________                    _______________________________
Signature of Holder                            Signature Guaranteed:

NOTICE: The signature to the foregoing Assignment must correspond to the Name as written upon the face of this Note in every particular, without alteration or any change whatsoever.

                       OPTION OF HOLDER TO ELECT PURCHASE

                             (check as appropriate)

[_]  In connection with the Change of Control Offer made pursuant to Section
     4.07 of the Indenture, the undersigned hereby elects to have

     [_]  the entire principal amount

     [_] $_______________ ($1,000 in principal amount or an integral multiple thereof) of this Note repurchased by the Company. The undersigned hereby directs the Trustee or Paying Agent to pay it or __________________________ an amount in cash equal to 101% of the principal amount indicated in the preceding sentence plus accrued and unpaid interest and Additional Interest thereon, if any, to the Change of Control Payment Date.

[_] In connection with the Asset Sale Offer made pursuant to Section 4.08 of the Indenture, the undersigned hereby elects to have

     [_]  the entire principal amount

     [_] $________________ ($1,000 in principal amount or an integral multiple thereof) of this Note repurchased by the Company. The undersigned hereby directs the Trustee or Paying Agent to pay it or ____________________________ an amount in cash equal to 100% of the principal amount indicated in the preceding sentence plus accrued and unpaid interest and Additional Interest thereon, if any, to the Asset Sale Purchase Date.

Dated:  ________________

_______________________________                   ___________________________
Signature of Holder                               Signature Guaranteed:

NOTICE: The signature to the foregoing must correspond to the Name as written upon the face of this Note in every particular, without alteration or any change whatsoever.

                                                                       EXHIBIT C

                         FORM OF EXCHANGE GLOBAL NOTE
                         ----------------------------

                         FACE OF EXCHANGE GLOBAL NOTE
                         ----------------------------

                              THE KRYSTAL COMPANY

No. ___                                                CUSIP No. 501148AA8

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE KRYSTAL COMPANY OR A SUCCESSOR THEREOF OR THE REGISTRAR FOR REGISTRATION OF TRANSFER OR EXCHANGE AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER ENTITY AS HAS BEEN REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS HAS BEEN REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFER OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE.

                                  GLOBAL NOTE
                  REPRESENTING 10 1/4% SENIOR NOTES DUE 2006

          The Krystal Company, a Tennessee corporation, for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum indicated on Schedule A hereof, on October 1, 2007.

          Interest Payment Dates:  April 1 and October 1, commencing April 1,
1997.

          Record Dates:  March 15 and September 15.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

          IN WITNESS WHEREOF, The Krystal Company has caused this Note to be duly executed under its corporate seal.

                                           THE KRYSTAL COMPANY

                                           By:______________________________
                                              Name:
                                              Title:


Attest:_________________________

Dated:__________________________


TRUSTEE'S CERTIFICATE OF AUTHENTICATION

_____________________________________________,
     as Trustee, certifies that this is one of the Notes referred to in the Indenture.

By:__________________________________________
     Authorized Signatory

                     REVERSE SIDE OF EXCHANGE GLOBAL NOTE

                              THE KRYSTAL COMPANY

                                  GLOBAL NOTE
                  REPRESENTING 10 1/4% SENIOR NOTES DUE 2007

          1.   Indenture.
               ---------

          This Note is one of a duly authorized issue of debt securities of the Company (as defined below) designated as its "10 1/4% Senior Notes Due 2007" (herein called the "Notes") limited in aggregate principal amount to $100,000,000, issued under an indenture dated as of September 26, 1997 (as amended or supplemented from time to time, the "Indenture") between TKC Acquisition Corp. ("TKC") and SunTrust Bank, Atlanta, as trustee (the "Trustee," which term includes any successor trustee under the Indenture). Pursuant to an agreement and plan of merger, dated as of July 3, 1997, by and among TKC, Port Royal Holdings, Inc. and The Krystal Company, TKC merged with and into The Krystal Company on September 26, 1997, and The Krystal Company became the surviving corporation (the "Merger"). Immediately following the Merger, The Krystal Company executed a supplemental indenture no. 1 ("Supplemental Indenture No.1"), dated as of September 26, 1997, among The Krystal Company, as the successor to TKC, Krystal Aviation Co. and Krystal Aviation Management Co., as guarantors (the "Guarantors") and the Trustee, under which (i) The Krystal Company acknowledged and agreed that it had succeeded TKC as the Company under the Indenture and the Notes, agreed to perform each and every covenant of the Company contained in the Indenture and the Notes and agreed to be bound by and subject to the terms and provisions of the Indenture and the Notes in each and every respect as if it had been initially named as the Company in the Indenture and the Notes and (ii) each of the Guarantors assumed all of the obligations of a Guarantor under the Indenture and the Notes and agreed to be bound by and subject to the terms and provisions of the Indenture and the Notes in each and every respect as if each had been initially named as a Guarantor in the Indenture and the Notes. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code (S)(S) 77aaa-77bbb). The Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and such Act for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and each Holder and of the terms upon which the Notes are, and are to be, authenticated and delivered. The summary of the terms of this Note contained herein does not purport to be complete and is qualified by reference to the Indenture. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control. All capitalized terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

          The Indenture restricts, among other things, the Company's ability to incur additional indebtedness and issue preferred stock, pay dividends or make certain other restricted payments, incur liens, sell stock of Subsidiaries, apply net proceeds from certain asset sales, merge or consolidate with any other person, sell, assign, transfer, lease, convey or otherwise dispose of substantially all of the assets of the Company and enter into certain transactions with affiliates.

          2.   Principal and Interest.
               ----------------------

          The Krystal Company, a Tennessee corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay the principal amount set forth on Schedule A of this Note to the Holder hereof on October 1, 2007.

          The Company shall pay interest at a rate of 10 1/4% per annum, from September 26, 1997 or from the most recent Interest Payment Date thereafter to which interest has been paid or duly provided for, semiannually in arrears on April 1 and October 1 of each year, commencing on April 1, 1998, in cash, to the Holder hereof until the principal amount hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions provided in the Indenture, be paid to the Person in whose name this Note (or the Note in exchange or substitution for which this Note was issued) is registered at the close of business on the Record Date for interest payable on such Interest Payment Date. The Record Date for any interest payment is the close of business on March 15 or September 15, as the case may be, whether or not a Business Day, immediately preceding the Interest Payment Date on which such interest is payable. Any such interest not so punctually paid or duly provided for ("Defaulted Interest") shall forthwith cease to be payable to the Holder on such Record Date and shall be paid as provided in Section 2.11 of the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          Each payment of interest in respect of an Interest Payment Date will include interest accrued through the day before such Interest Payment Date. If an Interest Payment Date falls on a day that is not a Business Day, the interest payment to be made on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, and no additional interest will accrue as a result of such delayed payment.

          If this Note is issued pursuant to a Registered Exchange Offer, on or prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on the equivalent principal amount of the Initial Note in exchange for which this Note was issued, up to but not including the date of issuance of this Note, shall be paid on the first Interest Payment Date for this Note to the Holder of this Note on the first Record Date with respect to this Note. If this Note is issued pursuant to a Registered Exchange Offer, subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to such Interest Payment Date, then any such accrued and unpaid interest with respect to the equivalent principal amount of the Initial Note in exchange for which this Note was issued and any accrued and unpaid interest on this Note through the day before such Interest Payment Date shall be paid on such Interest Payment Date to the Holder of such Initial Note on such Record Date.

          To the extent lawful, the Company shall pay interest on overdue principal, overdue premium, Defaulted Interest and overdue Additional Interest (without regard to any applicable grace period) at the interest rate borne on this Note. The Company's obligation pursuant to the previous sentence shall apply whether such overdue amount is due at its Stated Maturity, as a result of the Company's obligations pursuant to Section 3.05, Section 4.07 or
Section 4.08 of the Indenture, or otherwise.

          3.   Method of Payment.
               -----------------

          The Company, through the Paying Agent, shall pay interest on this Note to the registered Holder of this Note, as provided above. The Holder must surrender this Note to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest and Additional Interest, if any, in money of the United States of America that at the time of payment is legal tender for payment of all debts public and private. Principal, premium, if any, and interest and Additional Interest, if any, shall be paid by checks, mailed to the registered Holders at their registered addresses; provided that all payments with respect to Notes that the Holders of which have given wire transfer instructions to the Company, will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof.

          4.   Paying Agent and Registrar.
               --------------------------

          Initially, the Trustee will act as Paying Agent and Registrar under the Indenture. The Company may, upon written notice to the Trustee, appoint and change any Paying Agent or Registrar. The Company or any of its Affiliates may act as Paying Agent or Registrar; provided that if the Company or such Affiliate
                                  --------
is acting as Paying Agent, the Company or such Affiliate shall segregate all funds held by it as Paying Agent and hold them in trust for the benefit of the Holders or the Trustee.

          5.   Note Guarantees.
               ---------------

          This Note is initially entitled to the benefits of the Note Guarantees made by Krystal Aviation Co. and Krystal Aviation Management Co. pursuant to the Indenture, and may thereafter be entitled to Note Guarantees made by other Guarantors for the benefit of the Holders of the Notes. Each Guarantor has, and each future Guarantor will, irrevocably and unconditionally, jointly and severally, guarantee on a senior basis the punctual payment when due, whether at Stated Maturity, by acceleration, in connection with a Change of Control Offer, an Asset Sale Offer or redemption, or otherwise, of all obligations of the Company under the Indenture and this Note, whether for payment of principal of, premium, if any, interest or Additional Interest, if any, on the Notes, expenses, indemnification or otherwise. A Guarantor shall be released from its Note Guarantee upon the terms and subject to the conditions set forth in the Indenture.

          6.   Redemption.
               ----------

          The Notes are not redeemable at the option of the Company prior to April 1, 2002. Thereafter, the Notes will be subject to redemption at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 calendar days' prior notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest thereon and Additional Interest, if any, to the applicable Redemption Date (subject to the right of each Holder of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date), if redeemed during the twelve-month period beginning April 1 of the years indicated below:

              YEAR                              Percentage
              ----                              ----------
              2002                               105.125%
              2003                               103.417%
              2004                               101.708%
              2005 and thereafter                100.000%

          Notwithstanding the foregoing, at any time prior to April 1, 2000, the Company, at its option, may redeem up to 35% of the aggregate principal amount of the Notes originally issued, in part, with the net proceeds of one or more Public Equity Offerings made by the Company or of a capital contribution made by the Parent to the common equity capital of the Company with the net proceeds of one or more Public Equity Offerings made by the Parent , at a redemption price equal to 110.25% of the aggregate principal amount thereof together with accrued and unpaid interest and Additional Interest, if any, to the date of the redemption payment; provided, however, that after such redemption, the aggregate
                    --------  -------
principal amount of the Notes outstanding must equal at least 65% of the aggregate principal amount of the Notes originally issued and provided, further,
                                                              --------  -------
that such redemption shall occur within 60 days of the date of closing such Public Equity Offering.

          7.   Notice of Redemption.
               --------------------

          At least 30 calendar days but not more than 60 calendar days before a Redemption Date, the Company shall send, or cause to be sent, a notice of redemption, by first-class mail, postage prepaid, to Holders of Notes to be redeemed at the addresses of such Holders as they appear in the Note Register.

          If less than all of the Notes are to be redeemed at any time, the Trustee shall select the Notes to be redeemed on a pro rata basis; provided that the Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Notes that have denominations larger than $1,000 (Notes in denominations of $1,000 or less may be redeemed only in whole). If any Note is redeemed subsequent to a Record Date with respect to any Interest Payment Date specified above and on or prior to such Interest Payment Date, then any accrued interest will be paid on such Interest Payment Date to the Holder of the Note on such Record Date. If money in an amount sufficient to pay the Redemption Price of all Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent on or before the applicable Redemption Date and certain other conditions are satisfied, interest on the Notes or portions thereof to be redeemed on the applicable Redemption Date will cease to accrue.

          8.   Repurchase at the Option of Holders upon Change of Control.
               ----------------------------------------------------------

          Upon the occurrence of a Change of Control, each Holder shall have the right in accordance with the terms hereof and the Indenture to require the Company to purchase such Holder's Notes, in whole or in part, in a principal amount that is an integral multiple of $1,000, pursuant to a Change of Control Offer, at a purchase price in cash equal to 101% of the principal amount of such Notes (or portions thereof) plus accrued and unpaid interest and Additional Interest, if any, to the Change of Control Payment Date.

          Within 30 calendar days after the date of any Change of Control, the Company shall send, or cause to be sent, by first-class mail, postage prepaid, a notice regarding the Change of Control Offer to each Holder. The Holder of this Note may elect to have this Note or a portion hereof in an authorized denomination purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below and tendering this Note pursuant to the Change of Control Offer. Unless the Company defaults in the payment of the Change of Control Purchase Price with respect thereto, all Notes or portions thereof accepted for payment pursuant to the Change of Control Offer will cease to accrue interest from and after the Change of Control Payment Date.

          9.   Repurchase at the Option of Holders upon Asset Sale.
               ---------------------------------------------------

          If at any time the Company or any Subsidiary engages in any Asset Sale, as a result of which the aggregate amount of Excess Proceeds exceeds $5.0 million, the Company shall, within 30 calendar days of the date the amount of Excess Proceeds exceeds $5.0 million, use the then-existing Excess Proceeds to make an offer to purchase from all Holders of Notes, on a pro rata basis, Notes in an aggregate principal amount equal in amount to the then-existing Excess Proceeds, at a purchase price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon and Additional Interest, if any, to the Asset Sale Purchase Date. Upon completion of an Asset Sale Offer (including payment of the Asset Sale Purchase Price for accepted Notes), any surplus Excess Proceeds that were the subject of such offer shall cease to be Excess Proceeds, and the Company may then use such amounts for general corporate purposes.

          Within 30 calendar days of the date the amount of Excess Proceeds exceeds $5.0 million, the Company shall send, or cause to be sent, by first-class mail, postage prepaid, a notice regarding the Asset Sale Offer to each Holder. The Holder of this Note may elect to have this Note or a portion hereof in an authorized denomination purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below and tendering this Note pursuant to the Asset Sale Offer. Unless the Company defaults in the payment of the Asset Sale Purchase Price with respect thereto, all Notes or portions thereof selected for payment pursuant to the Asset Sale Offer will cease to accrue interest from and after the Asset Sale Purchase Date.

          10.  The Global Note.
               ---------------

          So long as this Global Note is registered in the name of the Depository or its nominee, members of, or participants in, the Depository ("Agent Members") shall have no rights under the Indenture with respect to this Global Note held on their behalf by the Depository or the Trustee as its custodian, and the Depository may be treated by the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors or the Trustee as the absolute owner of this Global Note for all purposes. Notwithstanding the foregoing, nothing herein shall (i) prevent the Company, the Guarantors, the Trustee or any agent of the Company, the Guarantors or the

Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depository or (ii) impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder.

          The Holder of this Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests in this Global Note through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

          Whenever, as a result of optional redemption by the Company, a Change of Control Offer, an Asset Sale Offer or an exchange for Certificated Notes, this Global Note is redeemed, repurchased or exchanged in part, this Global Note shall be surrendered by the Holder thereof to the Trustee who shall cause an adjustment to be made to Schedule A hereof so that the principal amount of this Global Note will be equal to the portion not redeemed, repurchased or exchanged and shall thereafter return this Global Note to such Holder; provided that this
                                                             --------
Global Note shall be in a principal amount of $1,000 or an integral multiple of $1,000.

          11.  Transfer and Exchange.
               ---------------------

          A Holder may transfer or exchange Notes as provided in the Indenture and subject to certain limitations therein set forth. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes, fees and expenses required by law or permitted by the Indenture.

          12.  Denominations.
               -------------
          The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof of principal amount.

          13.  Discharge and Defeasance.
               ------------------------

          Subject to certain conditions, the Company may, at any time, terminate some or all of the obligations of the Company and each Guarantor under the Notes, each Note Guarantee, and the Indenture if the Company irrevocably deposits in trust with the Trustee cash or U.S. Government Obligations for the payment of principal, premium, if any, interest and Additional Interest, if any, on the Notes to redemption or maturity, as the case may be.

          14.  Amendment, Waiver.
               -----------------

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes (which consent may, but need not, be given in connection with any tender offer or exchange offer for the Notes) and (ii) any Default and its consequences may be waived with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Notes (i) to evidence the succession of another Person to the Company and the assumption by such successor of the covenants of the Company under the Indenture and contained in the Notes;
(ii) to add to the covenants of the Company, for the benefit of the Holders of all of the Notes, or to surrender any right or power conferred on the Company under the Indenture; (iii) to add any additional Events of Default; (iv) to provide for uncertificated Notes in addition to or in place of Certificated Notes; (v) to evidence and provide for the acceptance of appointment under the Indenture of a successor Trustee; (vi) to secure the Notes; (vii) to cure any ambiguity in the Indenture, or to correct or supplement any provision in the Indenture which may be inconsistent with any other provision therein or to add any other provisions with respect to matters or questions arising under the Indenture, provided that such actions shall not adversely affect the interests of the Holders of Notes in any material respect; (viii) to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act; or (ix) to evidence the agreement or acknowledgment of a Subsidiary that it is a Guarantor for all purposes under the Indenture (including, without limitation, Article X thereof).

          15.  Defaults and Remedies.
               ---------------------

          Under the Indenture, Events of Default include: (i) a default for 30 days in the payment when due of interest on, or Additional Interest with respect to, the Notes; (ii) default in payment when due of the principal of or premium, if any, on the Notes; (iii) failure by the Company to observe or perform certain covenants, conditions, agreements or other provisions of the Indenture or this Note (and, in the case of certain covenants, agreements or other provisions, such failure has continued for 60 calendar days after written notice by the Trustee or the Holders of at least 25% in principal amount of the Notes); (iv) default in the payment of Indebtedness of the Company or any of its Subsidiaries at its final maturity or acceleration of such Indebtedness in an amount in excess of $5.0 million in the aggregate; (v) certain events of bankruptcy or insolvency with respect to the Company or any of its Subsidiaries; (vi) certain undischarged judgments in excess of $5.0 million in the aggregate; or (vii) the Note Guarantee of any Guarantor being held in any judicial proceeding to be unenforceable or invalid or ceasing for any reason to be in full force and effect (other than in accordance with the terms of the Indenture) or any Guarantor or any Person acting on behalf of any Guarantor denying or disaffirming the Note Guarantee of such Guarantor.

          If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes, subject to certain limitations, may declare all the Notes to be immediately due and payable. Certain events of bankruptcy or insolvency shall result in the Notes being immediately due and payable upon the occurrence of such Events of Default without any further act of the Trustee or any Holder.

          Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Notes may direct the Trustee in its exercise of any trust or power under the Indenture. The Holders of a majority in principal amount of the then outstanding Notes, by written notice to the Trustee and the Company, may rescind any declaration of acceleration and its consequences if the rescission would not conflict with any judgment or decree, and if all existing Events of Default have been cured or waived, except nonpayment of principal, interest, premium or Additional Interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

          16.  Individual Rights of Trustee.
               ----------------------------

          Subject to certain limitations imposed by the Trust Indenture Act, the Trustee or any Paying Agent or Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, the Guarantors or its or their Affiliates with the same rights it would have if it were not Trustee, Paying Agent or Registrar, as the case may be, under the Indenture.

          17.  No Recourse Against Certain Others.
               ----------------------------------

          No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any such Guarantor under the Notes, the Note Guarantees or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation, solely by reason of its status as a director, officer, employee, incorporator or stockholder of the Company or any such Guarantor. By accepting a Note, each Holder waives and releases all such liability (but only such liability) as part of the consideration for issuance of such Note to such Holder.

          18.  Authentication.
               --------------
          This Note shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on the other side of this Note.

          19.  Abbreviations.
               -------------

          Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (joint tenants with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors
Act).

          20.  CUSIP Numbers.
               -------------

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders of Notes. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

          21.  Governing Law.
               -------------

          THE INDENTURE, ANY NOTE GUARANTEES AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE

LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

          The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Note. Requests may be made to:


     The Krystal Company
     One Union Square
     Chattanooga, TN  37402
     Attention:  Secretary

                                  SCHEDULE A

                         SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount at maturity of this Note shall be $____________. The following decreases/increase in the principal amount in denominations of $1,000 or integral multiples thereof at maturity of this Note have been made:

                                                              Total Principal      Notation
                     Decrease in          Increase in         Amount at Maturity   Made by
Date of              Principal Amount     Principal Amount    Following such       or on Behalf of
Decrease/Increase    at Maturity          at Maturity         Decrease/Increase    Trustee
------------------  ------------          -----------         -----------------    -------
------------------  -------------------  -------------------  -------------------  -------------------
------------------  -------------------  -------------------  -------------------  -------------------
------------------  -------------------  -------------------  -------------------  -------------------
------------------  -------------------  -------------------  -------------------  -------------------
------------------  -------------------  -------------------  -------------------  -------------------
------------------  -------------------  -------------------  -------------------  -------------------
------------------  -------------------  -------------------  -------------------  -------------------
------------------  -------------------  -------------------  -------------------  -------------------
------------------  -------------------  -------------------  -------------------  -------------------
------------------  -------------------  -------------------  -------------------  -------------------
------------------  -------------------  -------------------  -------------------  -------------------
------------------  -------------------  -------------------  -------------------  -------------------
------------------  -------------------  -------------------  -------------------  -------------------
------------------  -------------------  -------------------  -------------------  -------------------
------------------  -------------------  -------------------  -------------------  -------------------
------------------  -------------------  -------------------  -------------------  -------------------
------------------  -------------------  -------------------  -------------------  -------------------
------------------  -------------------  -------------------  -------------------  -------------------
------------------  -------------------  -------------------  -------------------  -------------------
------------------  -------------------  -------------------  -------------------  -------------------
------------------  -------------------  -------------------  -------------------  -------------------

                                  ASSIGNMENT

                   (To be executed by the registered Holder
                 if such Holder desires to transfer this Note)

FOR VALUE RECEIVED _____________________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAX IDENTIFYING NUMBER OF TRANSFEREE

-------------------------------


-------------------------------

________________________________________________________________________________
                 (Please print name and address of transferee)

________________________________________________________________________________

this Note, together with all right, title and interest herein, and does hereby irrevocably constitute and appoint ________________________________ Attorney to transfer this Note on the Security Register, with full power of substitution.

Dated:__________________________


________________________________                _____________________________
Signature of Holder                             Signature Guaranteed:

NOTICE: The signature to the foregoing Assignment must correspond to the Name as written upon the face of this Note in every particular, without alteration or any change whatsoever.

                      OPTION OF HOLDER TO ELECT PURCHASE

                            (check as appropriate)

[_]  In connection with the Change of Control Offer made pursuant to
     Section 4.07 of the Indenture, the undersigned hereby elects to have

     [_]  the entire principal amount

     [_] $______________ ($1,000 in principal amount or an integral multiple thereof)

     repurchased by the Company. The undersigned hereby directs the Trustee or Paying Agent to pay it or _____________________ an amount in cash equal to 101% of the principal amount indicated in the preceding sentence plus accrued and unpaid interest and Additional Interest thereon, if any, to the Change of Control Payment Date.

[_]  In connection with the Asset Sale Offer made pursuant to Section
     4.08 of the Indenture, the undersigned hereby elects to have

     [_]  the entire principal amount

     [_] $______________ ($1,000 in principal amount or an integral multiple thereof)

     repurchased by the Company. The undersigned hereby directs the Trustee or Paying Agent to pay it or __________________________ an amount in cash equal to 100% of the principal amount indicated in the preceding sentence plus accrued and unpaid interest and Additional Interest thereon, if any, to the Asset Sale Purchase Date.

Dated:________________________

______________________________                  ______________________________
Signature of Holder                             Signature Guaranteed:

NOTICE: The signature to the foregoing must correspond to the Name as written upon the face of this Note in every particular, without alteration or any change whatsoever.

                                                                       EXHIBIT D

                      FORM OF EXCHANGE CERTIFICATED NOTE
                      ----------------------------------

                      FACE OF EXCHANGE CERTIFICATED NOTE
                      ----------------------------------

                              THE KRYSTAL COMPANY

No.__  CUSIP No. _________

                         10 1/4% SENIOR NOTE DUE 2007

          The Krystal Company, a Tennessee corporation, for value received, hereby promises to pay to ___________, or its registered assigns, the principal amount of __________ on October 1, 2007.

          Interest Payment Dates:  April 1 and October 1, commencing April 1,
1998.

          Record Dates:  March 15 and September 15.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

          IN WITNESS WHEREOF, The Krystal Company has caused this Note to be duly executed under its corporate seal.

                                        THE KRYSTAL COMPANY

                                        By:_______________________________
                                           Name:
                                           Title:


Attest:_______________________

Dated:________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

______________________________________________
  as Trustee, certifies that this is one of the Notes referred to in the Indenture.

By:________________________________
      Authorized Signatory

                  REVERSE SIDE OF EXCHANGE CERTIFICATED NOTE
                  ------------------------------------------

                              THE KRYSTAL COMPANY

                         10 1/4% SENIOR NOTE DUE 2007

     1.   Indenture.
          ---------

          This Note is one of a duly authorized issue of debt securities of the Company (as defined below) designated as its "10 1/4% Senior Notes Due 2007" (herein called the "Notes") limited in aggregate principal amount to $100,000,000, issued under an indenture dated as of September 26, 1997 (as amended or supplemented from time to time, the "Indenture") between TKC Acquisition Corp. ("TKC") and SunTrust Bank, Atlanta, as trustee (the "Trustee," which term includes any successor trustee under the Indenture). Pursuant to an agreement and plan of merger, dated as of July 3, 1997, by and among TKC, Port Royal Holdings, Inc. and The Krystal Company, TKC merged with and into The Krystal Company on September 26, 1997, and The Krystal Company became the surviving corporation (the "Merger"). Immediately following the Merger, The Krystal Company executed a supplemental indenture no. 1 ( "Supplemental Indenture No. 1"), dated as of September 26, 1997, among The Krystal Company, as the successor to TKC, Krystal Aviation Co. and Krystal Aviation Management Co., as guarantors (the "Guarantors") and the Trustee, under which (i) The Krystal Company acknowledged and agreed that it had succeeded TKC as the Company under the Indenture and the Notes, agreed to perform each and every covenant of the Company contained in the Indenture and the Notes and agreed to be bound by and subject to the terms and provisions of the Indenture and the Notes in each and every respect as if it had been initially named as the Company in the Indenture and the Notes and (ii) each of the Guarantors assumed all of the obligations of a Guarantor under the Indenture and the Notes and agreed to be bound by and subject to the terms and provisions of the Indenture and the Notes in each and every respect as if each had been initially named as a Guarantor in the Indenture and the Notes. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code (S)(S) 77aaa-77bbb). The Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and such Act for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and each Holder and of the terms upon which the Notes are, and are to be, authenticated and delivered. The summary of the terms of this Note contained herein does not purport to be complete and is qualified by reference to the Indenture. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control. All capitalized terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

          The Indenture restricts, among other things, the Company's ability to incur additional indebtedness and issue preferred stock, pay dividends or make certain other restricted payments, incur liens, sell stock of Subsidiaries, apply net proceeds from certain asset sales, merge or consolidate with any other person, sell, assign, transfer, lease, convey or otherwise dispose of substantially all of the assets of the Company and enter into certain transactions with affiliates.

     2.   Principal and Interest.
          ----------------------

          The Krystal Company, a Tennessee corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay the principal amount of ________ to the Holder hereof on October 1, 2007.

          The Company shall pay interest at a rate of 10 1/4% per annum, from September 26, 1997 or from the most recent Interest Payment Date thereafter to which interest has been paid or duly provided for, semiannually in arrears on April 1 and October 1 of each year, commencing on April 1, 1998, in cash, to the Holder hereof until the principal amount hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions provided in the Indenture, be paid to the Person in whose name this Note (or the Note in exchange or substitution for which this Note was issued) is registered at the close of business on the Record Date for interest payable on such Interest Payment Date. The Record Date for any interest payment is the close of business on March 15 or September 15, as the case may be, whether or not a Business Day, immediately preceding the Interest Payment Date on which such interest is payable. Any such interest not so punctually paid or duly provided for ("Defaulted Interest") shall forthwith cease to be payable to the Holder on such Record Date and shall be paid as provided in Section 2.11 of the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          Each payment of interest in respect of an Interest Payment Date will include interest accrued through the day before such Interest Payment Date. If an Interest Payment Date falls on a day that is not a Business Day, the interest payment to be made on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, and no additional interest will accrue as a result of such delayed payment.

          If this Note is issued pursuant to a Registered Exchange Offer, on or prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on the equivalent principal amount of the Initial Note in exchange for which this Note was issued, up to but not including the date of issuance of this Note, shall be paid on the first Interest Payment Date for this Note to the Holder of this Note on the first Record Date with respect to this Note. If this Note is issued pursuant to a Registered Exchange Offer, subsequent to the Record Date for the first Interest Payment Date following such exchange, but on or prior to such Interest Payment Date, then any such accrued and unpaid interest with respect to the equivalent principal amount of the Initial Note in exchange for which this Note was issued and any accrued and unpaid interest on this Note through the day before such Interest Payment Date shall be paid on such Interest Payment Date to the Holder of such Initial Note on such Record Date.

          To the extent lawful, the Company shall pay interest on overdue principal, overdue premium, Defaulted Interest and overdue Additional Interest (without regard to any applicable grace period) at the interest rate borne on this Note. The Company's obligation pursuant to the previous sentence shall apply whether such overdue amount is due at its Stated Maturity, as a result of the Company's obligations pursuant to Section 3.05, Section 4.07 or
Section 4.08 of the Indenture, or otherwise.

     3.   Method of Payment.
          -----------------

          The Company, through the Paying Agent, shall pay interest on this Note to the registered Holder of this Note, as provided above. The Holder must surrender this Note to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest and Additional Interest, if any, in money of the United States of America that at the time of payment is legal tender for payment of all debts public and private. Principal, premium, if any, and interest and Additional Interest, if any, shall be paid by check mailed to the registered Holders at their registered addresses; provided that all payments with respect to Notes that the Holders of which have given wire transfer instructions to the Company, will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof.

     4.   Paying Agent and Registrar.
          --------------------------

          Initially, the Trustee will act as Paying Agent and Registrar under the Indenture. The Company may, upon written notice to the Trustee, appoint and change any Paying Agent or Registrar. The Company or any of its Affiliates may act as Paying Agent or Registrar; provided that if the Company or such Affiliate
                                  --------
is acting as Paying Agent, the Company or such Affiliate shall segregate all funds held by it as Paying Agent and hold them in trust for the benefit of the Holders or the Trustee.

     5.   Note Guarantees.
          ---------------

          This Note is initially entitled to the benefits of the Note Guarantees made by Krystal Aviation Co. and Krystal Aviation Management Co. pursuant to the Indenture, and may thereafter be entitled to Note Guarantees made by other Guarantors for the benefit of the Holders of the Notes. Each present Guarantor has, and each future Guarantor will, irrevocably and unconditionally, jointly and severally, guarantee on a senior subordinated basis the punctual payment when due, whether at Stated Maturity, by acceleration, in connection with a Change of Control Offer, an Asset Sale Offer or redemption, or otherwise, of all obligations of the Company under the Indenture and this Note, whether for payment of principal of, premium, if any, interest or Additional Interest, if any, on the Notes, expenses, indemnification or otherwise. A Guarantor shall be released from its Note Guarantee upon the terms and subject to the conditions set forth in the Indenture.

     6.   Redemption.
          ----------

          The Notes are not redeemable at the option of the Company prior to April 1, 2002. Thereafter, the Notes will be subject to redemption at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 calendar days' prior notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest thereon and Additional Interest, if any, to the applicable Redemption Date (subject to the right of each Holder of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date), if redeemed during the twelve-month period beginning April 1 of the years indicated below:

               YEAR                               Percentage
               ----                               ----------
               2002                                105.125%
               2003                                103.417%
               2004                                101.708%
               2005 and thereafter                 100.000%

          Notwithstanding the foregoing, at any time prior to April 1, 2000, the Company, at its option, may redeem up to 35% of the aggregate principal amount of the Notes originally issued, in part, with the net proceeds of one or more Public Equity Offering made by the Company or of a capital contribution made by the Parent to the common equity capital of the Company with the net proceeds of one or more Public Equity Offerings made by the Parent, at the redemption price equal to 110.25% of the aggregate principal amount thereof together with accrued and unpaid interest and Additional Interest, if any, to the date of the redemption payment; provided, however, that after such redemption, the aggregate
                    --------  -------
principal amount of the Notes outstanding must equal at least 65% of the aggregate principal amount of the Notes originally issued and provided, further,
                                                              --------  -------
that such redemption shall occur within 60 days of the date of closing such Public Equity Offering..

     7.   Notice of Redemption.
          --------------------

          At least 30 calendar days but not more than 60 calendar days before a Redemption Date, the Company shall send, or cause to be sent, a notice of redemption, by first-class mail, postage prepaid, to Holders of Notes to be redeemed at the addresses of such Holders as they appear in the Note Register.

          If less than all of the Notes are to be redeemed at any time, the Trustee shall select the Notes to be redeemed on a pro rata basis; provided that the Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Notes that have denominations larger than $1,000 (Notes in denominations of $1,000 or less may be redeemed only in whole). If any Note is redeemed subsequent to a Record Date with respect to any Interest Payment Date specified above and on or prior to such Interest Payment Date, then any accrued interest will be paid on such Interest Payment Date to the Holder of the Note on such Record Date. If money in an amount sufficient to pay the Redemption Price of all Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent on or before the applicable Redemption Date and certain other conditions are satisfied, interest on the Notes or portions thereof to be redeemed on the applicable Redemption Date will cease to accrue.

     8.   Repurchase at the Option of Holders upon Change of Control.
          ----------------------------------------------------------

          Upon the occurrence of a Change of Control, each Holder shall have the right in accordance with the terms hereof and the Indenture to require the Company to purchase such Holder's Notes, in whole or in part, in a principal amount that is an integral multiple of $1,000, pursuant to a Change of Control Offer, at a purchase price in cash equal to 101% of the principal amount of such Notes (or portions thereof) plus accrued and unpaid interest and Additional Interest, if any, to the Change of Control Payment Date.

          Within 30 calendar days after the date of any Change of Control, the Company shall send, or cause to be sent, by first-class mail, postage prepaid, a notice regarding the Change of Control Offer to each Holder. The Holder of this Note may elect to have this Note or a portion hereof in an authorized denomination purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below and tendering this Note pursuant to the Change of Control Offer. Unless the Company defaults in the payment of the Change of Control Purchase Price with respect thereto, all Notes or portions thereof accepted for payment pursuant to the Change of Control Offer will cease to accrue interest from and after the Change of Control Payment Date.

     9.   Repurchase at the Option of Holders upon Asset Sale.
          --------------------------- -----------------------

          If at any time the Company or any Subsidiary engages in any Asset Sale, as a result of which the aggregate amount of Excess Proceeds exceeds $5.0 million, the Company shall, within 30 calendar days of the date the amount of Excess Proceeds exceeds $5.0 million, use the then-existing Excess Proceeds to make an offer to purchase from all Holders of Notes, on a pro rata basis, Notes in an aggregate principal amount equal in amount to the then-existing Excess Proceeds, at a purchase price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon and Additional Interest, if any, to the Asset Sale Purchase Date. Upon completion of an Asset Sale Offer (including payment of the Asset Sale Purchase Price for accepted Notes), any surplus Excess Proceeds that were the subject of such offer shall cease to be Excess Proceeds, and the Company may then use such amounts for general corporate purposes.

          Within 30 calendar days of the date the amount of Excess Proceeds exceeds $5.0 million, the Company shall send, or cause to be sent, by first-class mail, postage prepaid, a notice regarding the Asset Sale Offer to each Holder. The Holder of this Note may elect to have this Note or a portion hereof in an authorized denomination purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below and tendering this Note pursuant to the Asset Sale Offer. Unless the Company defaults in the payment of the Asset Sale Purchase Price with respect thereto, all Notes or portions thereof selected for payment pursuant to the Asset Sale Offer will cease to accrue interest from and after the Asset Sale Purchase Date.

     10.  Transfer and Exchange.
          ---------------------

          A Holder may transfer or exchange Notes as provided in the Indenture and subject to certain limitations therein set forth. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes, fees and expenses required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of Certificated Notes or portions thereof selected for redemption (except, in the case of a Certificated Note to be redeemed in part, the portion of such Certificated Note not to be redeemed) or any Certificated Notes for a period of 15 calendar days before a selection of Notes to be redeemed.

     11.  Denominations.
          -------------
          The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof of principal amount.

     12.  Discharge and Defeasance.
          ------------------------

          Subject to certain conditions, the Company may, at any time, terminate some or all of the obligations of the Company and each Guarantor under the Notes, each Note Guarantee and the Indenture if the Company irrevocably deposits in trust with the Trustee, cash or U.S. Government Obligations for the payment of principal, premium, if any, interest and Additional Interest, if any, on the Notes to redemption or maturity, as the case may be.

     13.  Amendment Waiver.
          ----------------

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes (which consent may, but need not, be given in connection with any tender offer or exchange offer for the Notes) and (ii) any Default and its consequences may be waived with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Notes (i) to evidence the succession of another Person to the Company and the assumption by such successor of the covenants of the Company under the Indenture and contained in the Notes; (ii) to add to the covenants of the Company, for the benefit of the Holders of all of the Notes, or to surrender any right or power conferred on the Company under the Indenture;
(iii) to add any additional Events of Default; (iv) to provide for uncertificated Notes in addition to or in place of Certificated Notes; (v) to evidence and provide for the acceptance of appointment under the Indenture of a successor Trustee; (vi) to secure the Notes; (vii) to cure any ambiguity in the Indenture, or to correct or supplement any provision in the Indenture which may be inconsistent with any other provision therein or to add any other provisions with respect to matters or questions arising under the Indenture, provided that such actions shall not adversely affect the interests of the Holders of Notes in any material respect; (viii) to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act; or (ix) to evidence the agreement or acknowledgment of a Subsidiary that it is a Guarantor for all purposes under the Indenture (including, without limitation, Article X thereof).

     14.  Defaults and Remedies.
          ---------------------

          Under the Indenture, Events of Default include: (i) a default for 30 days in the payment when due of interest on, or Additional Interest with respect to, the Notes; (ii) default in payment when due of the principal of or premium, if any, on the Notes; (iii) failure by the Company to observe or perform certain covenants, conditions, agreements or other provisions of the Indenture or this Note (and, in the case of certain covenants, agreements or other provisions, such failure has continued for 60 calendar days after written notice by the Trustee or the Holders of at least 25% in principal amount of the Notes); (iv) default in the payment of Indebtedness of the Company or any of its Subsidiaries at its final maturity or acceleration of such Indebtedness in an amount in excess of $5.0 million in the aggregate; (v) certain events of bankruptcy or insolvency with respect to the Company or any of its Subsidiaries;
(vi) certain undischarged judgments in excess of $5.0 million in the aggregate; or (vii) the Note Guarantee of any Guarantor being held in any judicial proceeding to be unenforceable or invalid or ceasing for any reason to be in full force and effect (other than in accordance with the terms of the Indenture) or any Guarantor or any Person acting on behalf of any Guarantor denying or disaffirming the Note Guarantee of such Guarantor.

          If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes, subject to certain limitations, may declare all the Notes to be immediately due and payable. Certain events of bankruptcy or insolvency shall result in the Notes being immediately due and payable upon the occurrence of such Events of Default without any further act of the Trustee or any Holder.

          Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Notes may direct the Trustee in its exercise of any trust or power under the Indenture. The Holders of a majority in principal amount of the then outstanding Notes, by written notice to the Trustee and the Company, may rescind any declaration of acceleration and its consequences if the rescission would not conflict with any judgment or decree, and if all existing Events of Default have been cured or waived, except nonpayment of principal, interest, premium or Additional Interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

     15.  Individual Rights of Trustee.
          ----------------------------

          Subject to certain limitations imposed by the Trust Indenture Act, the Trustee or any Paying Agent or Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, the Guarantors or its or their Affiliates with the same rights it would have if it were not Trustee, Paying Agent or Registrar, as the case may be, under the Indenture.

     16.  No Recourse Against Certain Others.
          ----------------------------------

          No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any such Guarantor under the Notes, the Note Guarantees or the Indenture or for any claim based on, in respect of, or by reason of; such obligations or their creation, solely by reason of its status as a director, officer, employee, incorporator or stockholder of the Company or any such Guarantor. By accepting a Note, each Holder waives and releases all such liability (but only such liability) as part of the consideration for issuance of such Note to such Holder.

     17.  Authentication.
          --------------

          This Note shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on the other side of this Note.

     18.  Abbreviations.
          -------------

          Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors
Act).

     19.  CUSIP Numbers.
          -------------

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders of Notes. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

     20.  Governing Law.
          -------------

          THE INDENTURE, ANY NOTE GUARANTEES AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

          The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Note. Requests may be made to:

          The Krystal Company
          One Union Square
          Chattanooga, TN  37402
          Attention:  Secretary

                                  ASSIGNMENT

                   (To be executed by the registered Holder
                 if such Holder desires to transfer this Note)

FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAX IDENTIFYING NUMBER OF TRANSFEREE

------------------------------------

------------------------------------


________________________________________________________________________________
                 (Please print name and address of transferee)


________________________________________________________________________________

this Note, together with all right, title and interest herein, and does hereby irrevocably constitute and appoint _________________________________ Attorney to transfer this Note on the Security Register, with full power of substitution.

Dated:  ________________

______________________________           ____________________________
Signature of Holder                      Signature Guaranteed:

NOTICE: The signature to the foregoing Assignment must correspond to the Name as written upon the face of this Note in every particular, without alteration or any change whatsoever.

                      OPTION OF HOLDER TO ELECT PURCHASE

                            (check as appropriate)

[_]  In connection with the Change of Control Offer made pursuant to Section
     4.07 of the Indenture, the undersigned hereby elects to have

     [_]  the entire principal amount

     [_] $_______________ ($1,000 in principal amount or an integral multiple thereof) of this Note repurchased by the Company. The undersigned hereby directs the Trustee or Paying Agent to pay it or __________________________ an amount in cash equal to 101% of the principal amount indicated in the preceding sentence plus accrued and unpaid interest and Additional Interest thereon, if any, to the Change of Control Payment Date.

[_] In connection with the Asset Sale Offer made pursuant to Section 4.08 of the Indenture, the undersigned hereby elects to have

     [_]  the entire principal amount

     [_] $________________ ($1,000 in principal amount or an integral multiple thereof) of this Note repurchased by the Company. The undersigned hereby directs the Trustee or Paying Agent to pay it or ____________________________ an amount in cash equal to 100% of the principal amount indicated in the preceding sentence plus accrued and unpaid interest and Additional Interest thereon, if any, to the Asset Sale Purchase Date.

Dated:  ________________

_____________________________            _____________________________
Signature of Holder                      Signature Guaranteed:

NOTICE: The signature to the foregoing must correspond to the Name as written upon the face of this Note in every particular, without alteration or any change whatsoever.

                                                                       EXHIBIT E

                         FORM OF TRANSFER CERTIFICATE
                             FOR TRANSFER TO A QIB


SunTrust Bank, Atlanta
58 Edgewood Avenue, 4th Floor Annex
Atlanta, Georgia  30303
Attention:  Corporate Trust Administration

     Re:  The Krystal Company (the "Company") 10 1/4% Senior Notes Due 2007 (the
          ----------------------------------------------------------------------
          "Notes")
           -----

Ladies and Gentlemen:

          Reference is hereby made to the Indenture dated as of September 26, 1997 (as amended and supplemented from time to time, the "Indenture") between TKC Acquisition Corp. ("TCK") and SunTrust Bank, Atlanta, as Trustee, and the Supplemental Indenture No. 1 dated as of the same date among the Company, as the successor to TKC, Krystal Aviation Co. and Krystal Aviation Management Co., as guarantors (the "Guarantors") and the Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture. This letter relates to $___________ aggregate principal amount of Notes which are held in the name of [name of transferor] (the "Transferor") to effect the transfer of such Notes in exchange for an equivalent beneficial interest in the Initial Global Note.

          In connection with such request, and with respect to such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Notes and (ii) Rule 144A under the United States Securities Act of 1933, as amended ("Rule 144A"), to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion, and the transferee, as well as any such account, is a "qualified institutional buyer" within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                   Very truly yours,


                                   _________________________________
                                       [Name of Transferor]


                                   By:______________________________
                                      Name:
                                      Title:


                                   Date:____________________________


cc:  The Krystal Company
     One Union Square
     Chattanooga, TN  37402
     Attention:  Philip H. Sanford

                                                                       EXHIBIT F


                FORM OF TRANSFER CERTIFICATE FOR TRANSFER TO AN
                       INSTITUTIONAL ACCREDITED INVESTOR


SunTrust Bank, Atlanta
58 Edgewood Avenue, 4th Floor Annex
Atlanta, Georgia  30303
Attention:  Corporate Trust Administration

     Re:  The Krystal Company (the "Company") 10 1/4% Senior Notes Due 2007 (the
          ----------------------------------------------------------------------
          "Notes")
           -----

Ladies and Gentlemen:

          Reference is hereby made to the Indenture dated as of September 26, 1997 (as amended and supplemented from time to time, the "Indenture") between TKC Acquisition Corp. ("TCK") and SunTrust Bank, Atlanta, as Trustee, and the Supplemental Indenture No. 1 dated as of the same date among the Company, as the successor to TKC, Krystal Aviation Co. and Krystal Aviation Management Co., as guarantors (the "Guarantors") and the Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

          This letter relates to U.S. $___________ aggregate principal amount of Notes which are held [in certificated form in the name of [name of transferor] (the "Transferor")] [through the beneficial interest of [name of transferor] (the "Transferor") in the Initial Global Note] to effect the transfer of such Notes to an institutional "accredited investor" as defined in Rule 501(a)(1),
(2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended ("Institutional Accredited Investor").

          In connection with such request, and with respect to such Notes, the Transferor does hereby certify that such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Notes and (ii) to a transferee that the Transferor reasonably believes is an Institutional Accredited Investor that is acquiring at least $250,000 principal amount of Notes for its own account or for one or more accounts as to which the transferee exercises sole investment discretion and (iii) in accordance with applicable securities laws of any state of the United States or any other jurisdiction.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                   Very truly yours,


                                   _________________________________
                                         [Name of Transferor]


                                   By:______________________________
                                      Name:
                                      Title:


                                   Date:____________________________



cc:  The Krystal Company
     One Union Square
     Chattanooga, TN  37402
     Attention:  Philip H. Sanford

                                                                       EXHIBIT G

                           FORM OF INVESTMENT LETTER
                    FOR INSTITUTIONAL ACCREDITED INVESTORS


SunTrust Bank, Atlanta
58 Edgewood Avenue, 4th Floor Annex
Atlanta, Georgia  30303
Attention:  Corporate Trust Administration

          Re:  The Krystal Company (the "Company") 10 1/4% Senior Notes Due
               ------------------------------------------------------------
               2007 (the "Notes")
               ----------------


Ladies and Gentlemen:

          Reference is hereby made to the Indenture dated as of September 26, 1997 (as amended and supplemented from time to time, the "Indenture") between TKC Acquisition Corp. ("TCK") and SunTrust Bank, Atlanta, as Trustee, and the Supplemental Indenture No. 1 dated as of the same date among the Company, as the successor to TKC, Krystal Aviation Co. and Krystal Aviation Management Co., as guarantors (the "Guarantors") and the Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture

          In connection with our proposed purchase of $_______________ aggregate principal amount of Notes, we confirm that:

          1. We understand that the Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We understand and agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, (x) that such Notes are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, (y) that if we should resell, pledge or otherwise transfer such Notes within two years after the later of the date of the original issuance of the Notes and the last date on which the Company or any affiliate (within the meaning of Rule 144 under the Securities Act ("Rule 144")) of the Company was the owner of such Notes (or any predecessor of such Notes), or within three months after we cease to be an affiliate of the Company, such Notes may be resold, pledged or transferred only
(i) to the Company, (ii) so long as Notes are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A") to a person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A) ("QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (iii) in an offshore transaction in accordance with Regulation S under the Securities Act, (iv) to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act ("Institutional Accredited Investor") that has certified to the Company and the Trustee that it is such an accredited investor and is acquiring the Notes for investment purposes and not for distribution, (v) pursuant to an effective registration statement under the Securities Act or (vi) pursuant to any other available exemption from the registration requirements of the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States, and we will notify any purchaser of the Notes from us of the above resale restrictions, if then applicable. We further understand that, in connection with any transfer of the Notes by us, the Company and the Trustee may request, and if so requested we will furnish, such certificates, legal opinions and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions. We understand that the Notes will be issued in registered form only and that any certificates issued will bear a legend substantially to the effect set forth in the Indenture.

          2. We are able to fend for ourselves in this transaction, we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment and can afford the complete loss of such investment.

          3. We understand that the minimum principal amount of Notes that may be purchased by an Institutional Accredited Investor is $250,000.

          4. We understand that the Company, the Trustee and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements, and we agree that if any of the acknowledgments, representations and warranties deemed to have been made by us by our purchase of Notes, for our own account or for one or more accounts as to each of which we exercise sole investment discretion, are no longer accurate, we shall promptly notify the Company and the Trustee.

          5. We are acquiring the Notes purchased by us for investment purposes, and not for distribution, for our own account or for one or more accounts as to each of which we exercise sole investment discretion and we are or such account is an Institutional Accredited Investor.

          6. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                   Very truly yours,


                                   _______________________________
                                   [Name of Purchaser]


                                   By:____________________________
                                      Name:
                                      Title:


                                   Date:__________________________


cc:  The Krystal Company
     One Union Square
     Chattanooga, TN  37402
     Attention:  Philip H. Sanford

                                                                       EXHIBIT H


                   FORM OF TRANSFER CERTIFICATE FOR TRANSFER
                             TO A NON-U.S. PERSON



SunTrust Bank, Atlanta
58 Edgewood Avenue, 4th Floor Annex
Atlanta, Georgia  30303
Attention:  Corporate Trust Administration


     Re:  The Krystal Company (the "Company") 10 1/4% Senior Notes Due 2007 (the
          ----------------------------------------------------------------------
          "Notes")
           -----


Ladies and Gentlemen:

          Reference is hereby made to the Indenture dated as of September 26, 1997 (as amended and supplemented from time to time, the "Indenture") between TKC Acquisition Corp. ("TCK") and SunTrust Bank, Atlanta, as Trustee, and the Supplemental Indenture No. 1 dated as of the same date among the Company, as the successor to TKC, Krystal Aviation Co. and Krystal Aviation Management Co., as guarantors (the "Guarantors") and the Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

          This letter relates to $_____________ aggregate principal amount of Notes which are held [in certificated form in the name of [name of transferor] (the "Transferor")] [through the beneficial interest of [name of transferor] (the "Transferor") in the Initial Global Note] to effect the transfer of such Notes in exchange for Initial Certificated Notes.

          In connection with such request, the Transferor does hereby certify that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Notes and (ii) Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended (the "Securities Act") and does hereby further certify that:

          (1) the offer of the Notes was not made to a person in the United States;

          (2) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither the Transferor, nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

          (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          In addition, if the sale is made during a Restricted Period (as defined in Regulation S) and the provisions of Rule 903(c)(2) or (3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(2) or (3) or Rule 904(c)(1), as the case may be.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.



                                   Very truly yours,


                                   _________________________________
                                         [Name of Transferor]


                                   By:______________________________
                                      Name:
                                      Title:


                                   Date:____________________________


cc:  The Krystal Company
     One Union Square
     Chattanooga, TN  37402
     Attention:  Philip H. Sanford

                                      H-2